PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION IN A CONFIDENTAL TREATMENTREQUEST UNDER RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                      $[***]

                                             SECURED CREDIT AGREEMENT

                                           Dated as of October 10, 2002

                                                       Among

                                              FRONTIER AIRLINES, INC.

                                 THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,

                                                        and

                                        CREDIT AGRICOLE INDOSUEZ, as Agent

                                    CREDIT AGRICOLE INDOSUEZ, Lead-Underwriter
                                            DVB BANK AG, Co-Underwriter
                                 BAYERISCHE HYPO- UND VEREINSBANK., Co-Underwriter

[***] Represents material that has been omitted and filed separately with the Securites and
Exchange Commission under a Confidential Treatment Request.

                                           Table of Contents

                                                                                         Page

                                            ARTICLE I

                                         CREDIT FACILITY

                                            ARTICLE II

                                        CONDITIONS TO LOANS

SECTION 2.01        CONDITIONS TO AGREEMENT DATE.............................................9
SECTION 2.02        CONDITIONS TO EACH LOAN.................................................10

                                            ARTICLE III

                                CERTAIN REPRESENTATIONS AND WARRANTIES

SECTION 3.01        ORGANIZATION; POWER; QUALIFICATION......................................12
SECTION 3.02        PLACE OF BUSINESS; SUBSIDIARIES.........................................13
SECTION 3.03        AUTHORIZATION; ENFORCEABILITY; REQUIRED CONSENTS; ABSENCE OF CONFLICTS..13

                                            ARTICLE IV

                                         CERTAIN COVENANTS

                                            ARTICLE V

                                          INFORMATION

SECTION 5.01        INFORMATION TO BE FURNISHED.............................................19
SECTION 5.02        ACCURACY OF FINANCIAL STATEMENTS AND INFORMATION........................20

                                            ARTICLE VI

                                             DEFAULT

SECTION 6.01        REMEDIES UPON EVENT OF DEFAULT..........................................20

                                            ARTICLE VII

                               ADDITIONAL CREDIT FACILITY PROVISIONS

                                            ARTICLE VIII

                                              THE AGENT

                                            ARTICLE IX

                                          MISCELLANEOUS

                                         SECURED CREDIT AGREEMENT

         This Secured Credit Agreement (this "Agreement"), dated as of October 10, 2002, is made and entered into among FRONTIER AIRLINES, INC.,  a Colorado corporation, as Borrower (the "Borrower"), the Lenders listed on the signature pages hereof (the "Lenders"), and CREDIT AGRICOLE INDOSUEZ, as agent for the Lenders (the "Agent").

                                        PRELIMINARY STATEMENT

         To finance a portion of the purchase price of up to [***] Airbus A319-100 aircraft, together with, in each case, two (2) CFM56-5B5 engines installed thereon (as more specifically described in each Secured Credit
Agreement Supplement), the Borrower desires to borrow from the Lenders funds up to a maximum principal amount of
$[***].

[***] Represents material that has been omitted and filed separately with the Securities and Exchange
Commission under a Confidental Treatment Request.

         NOW, THEREFORE, the Borrower, the Agent and the Lenders hereby agree as follows (with capitalized terms used herein and not otherwise defined herein having the respective meanings set forth in Appendix X):

                                               ARTICLE I

                                         CREDIT FACILITY

Section 1.01   Commitment to Lend.  (a) Term Loans.  Upon the terms and subject to the conditions of this Agreement, each Lender agrees to make on each Delivery Date of an Aircraft, provided each such Delivery Date occurs on or before the Termination Date, a Term Loan to the Borrower in an aggregate principal amount not exceeding one third (1/3) of such Lender's Commitment.  The aggregate amount of the Commitments for all Aircraft on the Agreement Date is $[***].

         (b)   Type of Loans.  Subject to the terms and conditions of this Agreement, each Loan may, at the option of the Borrower, be made as a Eurodollar Rate Loan or a Fixed Rate Loan of any Type.

Section 1.02   Manner of Borrowing.  (a)  The Borrower shall give the Agent notice (which shall be irrevocable) no later than 10:00 a.m. on the third Eurodollar Business Day before the Delivery Date.  Each such notice shall be in the form of Schedule 1.02 and shall specify (i) the date of the Delivery Date, which shall be a Eurodollar Business Day, (iii) the Type of Eurodollar Rate Loan or Fixed Rate Loan requested and
(iv) the amount of such requested Loan, the aggregate amount of which Loan requested shall be not more than the lesser of $[***] and the maximum amount that can then be borrowed under the Commitments, as applicable.  Upon receipt of any such notice, the Agent shall promptly notify each Lender of the contents thereof and of the amount and Type of each Loan to be made by such Lender on the Delivery Date.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange
Commission under a Confidental Treatment Request.

         (b)      Not later than 11:00 a.m. on each Delivery Date, each Lender shall make available to the Agent, in Dollars in funds immediately available to the Agent at the Agent's Office, the Term Loan to be
made by such Lender on such date.  Any Lender's failure to make any Term Loan to be made by it on the Delivery
Date shall not relieve any other Lender of its obligation to make any Term Loan to be made by such other Lender on such date, but such other Lender shall not be liable for such failure.  The obligations of the Lenders to make Term Loans hereunder are several and not joint.

         (c)      Unless the Agent shall have received notice from a Lender prior to 10:00 a.m. on the
Delivery Date for the making of any Term Loan that such Lender will not make available to the Agent the Term
Loan requested to be made by such Lender on such date, the Agent may assume that such Lender has made such
Term Loan available to the Agent on such date in accordance with Section 1.02(b) and the Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on the Delivery Date a corresponding amount on behalf of such Lender.  If and to the extent such Lender shall not have so made available to the Agent the Term Loan requested to be made by such Lender and the Agent shall have so made available to the Borrower a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Agent to the Borrower until the date such amount shall have been repaid to the Agent, at the Eurodollar Rate until (and including) the third Business Day after demand is made and thereafter at the applicable rate of interest provided in Section 1.03(a).  If such Lender does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent may notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate of interest provided in Section 1.03(a).

         (d)      Subject to the terms and conditions hereof, all Term Loans made available to the Agent in accordance with Section 1.02(b) shall be disbursed by the Agent on the Delivery Date in Dollars in funds immediately available by credit to an account of AVSA; provided that, if the aggregate amount of such Term Loans made available on such Delivery Date is greater than the balance of the purchase price owing to AVSA, the excess will be paid directly to the Borrower or its order or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Agent.

Section 1.03   Interest.  (a)  Rates.  (i)  Subject to Section 1.03(a)(ii), (A) each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to (1) so long as it is a Fixed
Rate Loan, the Fixed Rate plus the Applicable Margin and (2) so long as it is a Eurodollar Rate Loan, the applicable
Eurodollar Rate plus the Applicable Margin and (B) each other amount due and payable under the Loan Documents shall, to the maximum extent permitted by Applicable Law, bear interest at a rate per annum equal to the Fixed
Rate or the Eurodollar Rate, as applicable, and as in effect from time to time, plus the Applicable Margin.

                  (ii)   During an Event of Default (and whether before or after judgment), each Loan
         (whether or not due) and, to the maximum extent permitted by Applicable Law, each other amount due and payable under the Loan Documents shall bear interest at a rate per annum equal to the applicable
         Post-Default Rate.

         (b)   Payment.  Interest (i) shall be payable on each Payment Date for such Loan, (ii) on any
Loan, shall be payable when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), but only to the extent then accrued on the amount then so due, and (iii) on all other amounts due and payable under the Loan Documents, shall be payable on demand.  Interest at the Post-Default Rate shall be payable on demand.

         (c)   Conversion and Continuation.  (i)  Any Fixed Rate Loan of any Type shall continue as a
Fixed Rate Loan of such Type and may not be converted into a Eurodollar Rate Loan or a Fixed Rate Loan of any other
Type.

                  (ii)   Any Eurodollar Rate Loan of any Type shall continue as a Eurodollar Rate Loan of such Type unless the Borrower shall have given the Agent a notice in accordance with Section 1.03(c)(iv)
         requesting that such Eurodollar Rate Loan be converted into a Fixed Rate Loan of the Type set forth in such notice on the next succeeding Payment Date for such Eurodollar Rate Loan, provided, however, that the Borrower shall not be permitted to convert any such Eurodollar Rate Loan pursuant to this Section
         1.03(c)(ii) if (A) it has made the election referred to in Section 1.03(c)(iii) or (B) a Default or an
         Event of Default exists.

                  (iii)  Notwithstanding Sections 1.03(c)(ii) and (iv), the Borrower may elect in any notice of borrowing provided to the Agent in accordance with Section 1.02(a) that the Eurodollar Rate
         Loan of the Type specified in such notice be converted into a Fixed Rate Loan of the Type specified in such notice on the date which is the Payment Date for such Eurodollar Rate Loan closest to the second anniversary of the Delivery Date specified in such notice.  Upon receipt by the Agent of such notice, each Lender shall use its reasonable efforts to enter into a Swap Transaction in order for (i) the
         Lenders to be able to provide the Borrower with such Fixed Rate Loan on such Payment Date and (ii) the
         Agent, on behalf of the Lenders, to be able to provide the Borrower with the Fixed Rate for such Fixed
         Rate Loan on or prior to such Delivery Date.

                  (iv)   The Borrower shall give the Agent notice (which shall be irrevocable) of the conversion of any Eurodollar Rate Loan into a Fixed Rate Loan no later than 10:00 a.m. on the third
         Eurodollar Business Day before any Payment Date for such Loan.  Each notice of conversion shall be in the form of Schedule 1.03(c)(iv) and shall specify (A) the requested Payment Date of such conversion,
         (B) the amount and Type of the Eurodollar Rate Loan to be converted and (C) the amount and Type of the
         Fixed Rate Loan into which such Eurodollar Rate Loan is to be converted.  Upon receipt of any such notice, the Agent shall promptly notify each Lender of (x) the contents thereof, (y) the amount and Type of the Eurodollar Rate Loan to be converted and (z) the amount and Type of the Fixed Rate Loan into which such Eurodollar Rate Loan is to be converted.

         (d)   Maximum Interest Rate.  Nothing contained in the Loan Documents shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate.  If interest payable by the
Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction.  Any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

Section 1.04   Repayment.  Each Loan shall mature and become due and payable and shall be repaid by the
Borrower in [***] consecutive semi-annual installments or [***] consecutive quarterly installments, as specified in the notice of borrowing for such Loan, payable on successive Payment Dates commencing on the initial Payment
Date for such Loan and ending on the Maturity Date for such Loan.  Each such installment shall be in the amount set forth in the Secured Credit Agreement Supplement for such Loan, except that, in any event, the final installment shall be in an amount equal to the amount of such Loan then outstanding.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

Section 1.05   Prepayments.  (a)  Optional Prepayments.  The Borrower may, from time to time, prepay one or more of the Loans in whole or in part, without premium or penalty, and partial prepayments shall be in an aggregate principal amount of at least $[***] and shall be applied ratably among the Lenders.  The Borrower shall give the Agent notice of each prepayment pursuant to this Section 1.05(a) no later than 10:00 a.m. on the fifth
Business Day, before the date of such prepayment.  Each such notice of prepayment shall be in the form of
Schedule 1.05(a) and shall specify (i) the date such prepayment is to be made and (ii) the amount and Type of the
Loan to be prepaid.  Upon receipt of any such notice, the Agent shall promptly notify each Lender of the contents thereof and the amount and Type of the Term Loan of such Lender to be prepaid.  Amounts to be prepaid pursuant to this Section 1.05(a) shall (i) irrevocably be due and payable on the date specified in the applicable notice of prepayment, together with all accrued interest thereon to the date of prepayment and all other amounts payable under the Loan Documents, including, the amounts payable pursuant Section 7.04 hereof and (ii) be applied to the installments of the Loan subject to such prepayment in the inverse order of their normal maturity.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

         (b)   Mandatory Prepayments.

                  (i)      Event of Loss.  On the date on which the Borrower is required pursuant to Section
         4.1(a) of the Mortgage to make payment for an Event of Loss with respect to any Aircraft, the Loan in respect of such Aircraft shall become due and payable at 100% of the aggregate outstanding amount of such Loan, together with all accrued interest thereon to the date of prepayment and all other amounts payable under the Loan Documents, including, all amounts payable pursuant to Section 7.04 hereof.

                  (ii)     Illegality.  On the date any Term Loan held by a Lender shall be subject to mandatory prepayment pursuant to Section 7.01 hereof due to an Illegality Event (as defined in Section
         7.01 hereof), such Term Loan or portions thereof shall become due and payable at 100% of the aggregate outstanding amount of such Term Loan or portion thereof, together with all accrued interest thereon to the date of prepayment and all other amounts payable under the Loan Documents, including, the amounts payable pursuant Section 7.04 hereof.

         (c)   Reborrowing.  Amounts of Loans prepaid may not be reborrowed.

Section 1.06   Extent of Interest of Lender.  No Lender shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Mortgage when and if all of such Lender's
Term Loans and interest on all Notes held by such Lender and all other sums payable to such Lender hereunder, under the Mortgage and under such Notes shall have been indefeasibly paid in full.

Section 1.07   Reduction of Commitments.  The Borrower may reduce or terminate the Commitments by giving the
Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. on the fifth Business Day before the requested date of such reduction or termination, except that no reduction or termination of the Commitments shall be effective prior to the 10th day after the Agreement Date.  Upon receipt of any such notice, the Agent shall promptly notify each Lender of the contents thereof and, if applicable, the amount to which such Lender's
Commitments are to be reduced.

Section 1.08   Fees.  (a)  Fee Letters.  The Borrower shall pay to the Agent (for the account of the Agent)
fees in the amounts and on the dates as separately agreed between the Borrower and the Agent and the Agent shall pay to each Lender fees in the amounts and on the dates as separately agreed between the Agent and each Lender.

         (b)   Fees Non-Refundable.  Subject to Section 1.12(b) hereof, none of the fees payable under Section 1.08(a)
shall be refundable in whole or in part.

Section 1.09   Computation of Interest and Fees.  Fixed Rate interest shall be calculated on the basis of a year of 360 days comprised of twelve 30-day months and Eurodollar Rate interest shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.  Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

Section 1.10   Evidence of Indebtedness.  Each Lender's Term Loan and the Borrower's obligation to repay such
Term Loan with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Lender and a Note payable to the order of such Lender which, subject to Section 9.19, may be a
Registered Note.  The records of each Lender shall be prima facie evidence of such Lender's Term Loan and accrued interest thereon and of all payments made in respect thereof.

Section 1.11   Payments by the Borrower.  (a)  Time, Place and Manner.  All payments due to the Agent under the Loan Documents shall be made to the Agent at the Agent's Office or to such other Person or at such other address as the Agent may designate by notice to the Borrower.  All payments due to any Lender under the Loan
Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Agent at the Agent's Office and, in the case of all other payments, be made directly to such Lender at its
Domestic Lending Office or at such other address as such Lender may designate by notice to the Borrower.  All payments due to any Lender under the Loan Documents, whether made to the Agent or directly to such Lender, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Lender's Eurodollar
Lending Office and, in the case of all other payments, such Lender's Domestic Lending Office.  A payment by the
Borrower shall not be deemed to have been made on any day unless such payment has been received by the required
Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 12:00 noon on such day.

         (b)   No Reductions.  All payments due to the Agent or any Lender under the Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except, subject to Section 1.13, for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

         (c)   Extension of Payment Dates.  Whenever any payment to the Agent or any Lender under the Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of any Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of any Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day.  If the date any payment under the Loan Documents is due is extended (whether by operation of any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

Section 1.12   Distribution of Payments by the Agent.  (a)  The Agent shall promptly distribute to each Lender its ratable share of each payment received by the Agent under the Loan Documents for the account of the Lenders by credit to an account of such Lender at the Agent's Office or by wire transfer to an account of such Lender at an office of any other commercial bank located in the United States.

         (b)      Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders under the Loan Documents that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the
Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Lender on such due date a corresponding amount with respect to the amount then due to such Lender.  If and to the extent the Borrower shall not have so made such payment in full to the Agent and the Agent shall have so distributed to any Lender a corresponding amount, such Lender shall, on demand, repay to the Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate until (and including) the third
Business Day after demand is made and thereafter the applicable rate of interest provided in Section 1.03(a).

Section 1.13   Taxes.  (a)  (i)  Taxes Payable by the Borrower.  If under Applicable Law any Tax is required to be withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment to the Agent or any Lender under the Loan Documents, the Borrower (A) shall (1), if so required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (2) indemnify the Agent and such Lender in accordance with the provisions of Section 9.02(c) against its failure so to do and (B) shall, subject to Section 1.13(a)(iii), pay to the Agent or such Lender, as applicable, such additional amounts as may be necessary so that the net amount received by the Agent or such Lender with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted by the Borrower, is equal to the full amount payable under the Loan
Documents.  If any Tax is withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment payable to the Agent or any Lender under the Loan Documents, the Borrower shall, as soon as possible after the date of such payment, furnish to the Agent or such Lender, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority.  Except for any payment then exempt from withholding pursuant to (aa) a tax treaty, (bb) an exemption from withholding resulting from a
Lender's status as a United States Person or (cc) an exemption from withholding resulting from a Lender being considered to have received "effectively connected" income pursuant to Code section 882, if any payment due to the Agent or any Lender under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any Tax payable by the Borrower to any taxing authority, the Borrower shall, within 30 days after any request from the Agent or such Lender, as applicable, furnish to the
Agent or such Lender a certificate from such taxing authority, or an opinion of counsel acceptable to the Agent or such Lender, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

                  (ii)  Taxes Payable by the Agent or any Lender.  Subject to the limitations contained in
         Section 1.13(c), the Borrower shall, promptly upon request by the Agent or any Lender for the payment thereof, but subject to Section 1.13(a)(iii), pay to the Agent or such Lender, as the case may be, (A)
         all Taxes with respect to any payment due to the Agent or such Lender under the Loan Documents, (B)
         all Taxes payable by the Agent or such Lender as a result of payments made by the Borrower (whether made to a taxing authority or to the Agent or such Lender) pursuant to this Section 1.13(a)(ii) and
         (C) all Taxes upon or with respect to, based upon or measured by any of the following the purchase, sale, import, export, registration, ownership, delivery, non-delivery, leasing, sub-leasing, operation, repair, modification, overhaul, testing, possession, redelivery, repossession, control, use, storage, fueling, manning or supplying of any Aircraft, any Engine or any Part.

                  (iii)    Forms Regarding U.S. Withholding Taxes.  There shall be submitted to the Borrower and the Agent, (A) on or before the first date that interest or fees are payable or creditable to such Lender under the Loan Documents, (1) if at the time the same are applicable, (aa) by each Lender that is not a United States Person, two duly completed and signed copies of Internal Revenue Service
         Form W-8BEN or W-8ECI, in either case entitling such Lender to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Lender under the Loan
         Documents, or (bb) by each Lender that is a Non-US Lender, (x) a duly completed Internal Revenue Service
         Form W-8BEN and (y) a certification in the form of Schedule 1.13(a)(iii) that such Lender is a
         Non-US Lender or (2) if at the time any of the foregoing are inapplicable, duly completed and signed copies of such form (including Internal Revenue Service Form W-81MY, if applicable), if any, as entitles such Lender to exemption from withholding of United States federal income taxes to the maximum extent to which such Lender is then entitled under Applicable Law, and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such form, if any, as entitles such Lender to exemption from withholding of United States federal income taxes to the maximum extent to which such Lender is then entitled under Applicable Law.  Each Lender shall promptly notify the
         Borrower and the Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B)
         payments to it are or will be subject to withholding of United States federal income taxes to a greater extent than the extent to which payments to it were previously subject.  Upon the request of the Borrower or the Agent, each Lender that is a United States Person shall from time to time submit to the Borrower and the Agent a certificate to the effect that it is such a United States Person and a duly completed
         Internal Revenue Service Form W-9.

         (b)      Credits and Deductions.  If the Agent or any Lender is, in its reasonable business judgment, able to apply for any credit, deduction or other reduction in Taxes by reason of any payment made by the
         Borrower under Section 1.13(a)(i), the Agent or such Lender, as the case may be, shall use reasonable efforts to obtain such credit, deduction or other reduction and, upon receipt thereof, will pay to the
         Borrower such amount, not exceeding the increased amount paid by the Borrower, as is equal to the net after-tax value to the Agent or such Lender, in its reasonable business judgment, of such part of such credit, deduction or other reduction as it considers to be allocable to such payment by the Borrower, having regard to all of the Agent's or such Lender's dealings giving rise to similar credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that (i) the Agent or such Lender, as the case may be, shall not be obligated to disclose to the Borrower any information regarding its tax affairs or computations (except that the Agent or any
         Lender, as the case may be, shall provide the Borrower with notice of any credits, deductions or other reductions in Taxes by reason of any payment made by the Borrower under Section 1.13(a)(i)) and (ii)
         nothing in this Section 1.13(b) shall interfere with the right of the Agent or such Lender to arrange its tax affairs as it deems appropriate.

         (c)      Exclusions.  The payment described in Section 1.13(a) shall not apply to and Borrower shall not make any payments to the Agent or Lender regarding:

                  (i)      Income Taxes;

                  (ii)     U.S. Federal withholding Taxes except to the extent such Taxes are required to be withheld as a result of (aa) in the case of a Person that is a Lender on the Agreement Date, a
         Regulatory Change Enacted after the Agreement Date and (bb) in the case of a Person that becomes a
         Lender after the Agreement Date, a Regulatory Change Enacted after date such Person becomes a Lender;

                 (iii)    Taxes imposed on the Agent or any Lender resulting from such Person not claiming any applicable exemption or rate reduction under any applicable law or treaty or failing to comply with certification, information, documentation, reporting or similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes if such
         Person was aware of such exemptions, rate reductions or the requirement to comply and, with respect to compliance, such Person's compliance is required by applicable law or treaty as a precondition to relief or exemption from such Taxes (however, such compliance shall not be required to the extent that it results in the Agent or any Lender becoming subject to any additional Taxes unless the Borrower agrees to pay such additional Taxes);

                  (iv)     Taxes imposed upon the Agent or any Lender resulting from the gross negligence or willful misconduct of such Person;

                  (v)      Taxes imposed upon the Agent or any Lender as a result of any transfer, assignment or sale by such Person of the Note, the Mortgage, Loan Documents or any partial interest therein
         (except in the case of any transfer arising as a result of any action of, or request by, the Borrower or in the case of an Event of Default); and

                  (vi)     Taxes imposed upon the Agent or any Lender with respect to any period after (aa) the termination of the Mortgage, in accordance with the terms thereof and (bb) payment of all amounts payable under the Loan Documents having been made (except to the extent that such Taxes relate to actions or events occurring prior to the periods described in clauses (aa) and (bb) hereof).

Section 1.14   Pro Rata Treatment.  Except to the extent otherwise provided herein, (a) Loans of any Type to be made on any day shall be made by the Lenders pro rata in accordance with their respective Commitments (b)
Eurodollar Rate Loans of any Type shall be converted into Fixed Rate Loans of any Type pro rata in accordance with the respective amounts of Term Loans made by the Lenders, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans shall be made for the account of the Lenders pro rata in accordance with the respective amounts thereof then due and payable.

                                               ARTICLE II

                                           CONDITIONS TO LOANS

Section 2.01   Conditions to Agreement Date.  The obligation of each Lender to enter into this Agreement and commit to make Term Loans hereunder is subject to the determination of each Lender, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

         (a)      the Agent shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (i) and (ii), certified in a manner satisfactory to the Agent and the Lenders:

                  (i)    a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the Agreement Date, substantially in the form of Schedule 2.01(a)(i), to which shall be attached copies of (i) the resolutions, duly authorizing the execution, delivery and performance by the Borrower of this
         Agreement, the Mortgage and each other document required to be executed and delivered by the Borrower on each Delivery Date in accordance with the provisions hereof; (ii) articles of incorporation referred to in such certificate; and (iii) by-laws referred to in such certificate;

                  (ii)   a good standing certificate with respect to the Borrower, issued as of a recent date by the Secretary of State or other appropriate official of such Person's jurisdiction of incorporation;

                  (iii)  a certificate of the president or chief financial officer of the Borrower, dated the Agreement Date, in the form of Schedule 5.01(c);

                 (iv)   a duly executed copy of this Agreement;

                  (v)    a duly executed copy of the Mortgage;

                  (vi)   such additional materials as any Lender may have requested pursuant to Section
         5.01(e); and

         (b)      all fees payable on or prior to the requested date of such Loan pursuant to Section 1.08, and all amounts payable pursuant to Section 9.02 for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full.

Section 2.02   Conditions to Each Loan.  The obligation of each Lender to make each Term Loan requested to be made by it, including its initial Term Loan, is subject to the determination of such Lender, in its sole and absolute discretion, that each of the following conditions has been fulfilled:

         (a)      the Agent shall have received an officer's certificate, dated the Delivery Date, satisfactory to the Agent and the Lenders relating to the matters referred to in clauses (i), and (ii) of Section 2.01(a);

         (b)      the Agent shall have received each of the following:

                  (i)    a duly executed copy of the Secured Credit Agreement Supplement;

                  (ii)   a duly executed Note for each Lender in respect of the Term Loan to be made by such Lender in connection with the Aircraft;

                  (iii)  a duly executed copy of the Mortgage, the Mortgage Supplement and each previously delivered Mortgage Supplement, if any;

                  (iv)   a duly executed copy of the Consent and Agreement and the Engine Consent and
         Agreement;

                  (v)    a copy of the Warranty Bill of Sale and the FAA Bill of Sale;

                  (vi)   evidence that the Mortgage, each Mortgage Supplement and the FAA Bill of Sale have been duly filed with the FAA;

                  (vii)  a certified copy of the Clauses 12 and 13 of the Purchase Agreement and a
         certified copy of Section 2 of Exhibit B to the Engine Agreement;

                  (viii) either (A) such UCC-1 financing statements and other documents as the Agent may request, the filing or recordation of which is necessary or appropriate in the Agent's determination to create or perfect a security interest in the Collateral under Applicable Law, or (B) evidence of the filing or recordation of the same in such offices as the Agent shall have specified;

                  (ix)   evidence that the Aircraft has been duly certified by the FAA as to type and airworthiness and has a current, valid U.S. standard certificate of airworthiness issued by the FAA or an export certificate of airworthiness for the United States issued by the German Federal Civil Aviation
         Administration;

                  (x)    evidence that the application for registration of the Aircraft in the name of the
         Borrower has been duly made with the FAA;

                  (xi)   an opinion of Daugherty, Fowler, Peregrin & Haught, special counsel in Oklahoma
         City, Oklahoma, dated the Delivery Date, in form and substance satisfactory to the Agent and the Lenders;

                  (xii)  an opinion of counsel for the Borrower, dated the Delivery Date, in form and substance satisfactory to the Agent and the Lenders;

                  (xiii) an opinion of in-house counsel of the Borrower, dated the Delivery Date, in form and substance satisfactory to the Agent and the Lenders;

                  (xiv)  an opinion of in-house counsel of AVSA, dated the Delivery Date, in form and substance satisfactory to the Agent and the Lenders;

                  (xv)   an opinion of counsel for the Agent, dated the Delivery Date, in form and substance satisfactory to the Agent and the Lenders;

                  (xvi)  an insurance broker's report from a Qualified Insurance Broker, and certificates of insurance as to the due compliance with the terms of Article V of the Mortgage relating to insurance with respect to the Aircraft;

                  (xvii) evidence that all Buyer Furnished Equipment other than Inflight Equipment has been purchased and installed in the Aircraft;

                  (xviii)such additional materials as any Lender may have requested pursuant to Section
         5.01(e);

         (c)      the Agent shall be satisfied that any required license, and all customs formalities, relating to the import of the Aircraft in the United States of America have been or will be obtained or complied with;

         (d)      the Agent shall be satisfied that the Borrower has received good and marketable title to the
Aircraft, free and clear of all Liens (other than the Lien of the Mortgage) and that the Mortgage creates a valid, perfected, first priority security interest and Lien in and on the Aircraft being delivered on the
Delivery Date therefor and each previously delivered Aircraft and Leveraged Lease Aircraft, if any;

         (e)      all fees payable on or prior to the requested date of such Loan pursuant to Section 1.08, and all amounts payable pursuant to Section 9.02 for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of the Loans to be made on such date;

         (f)      the Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.02;

         (g)      each Loan Document Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan or from the application of the proceeds thereof;

         (h)      no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan or from the application of the proceeds thereof;

         (i)      no Event of Loss (or event which with the passage of time would become an Event of Loss)
with respect to the Airframe or any Engine has occurred; and

         (j)      no change in the condition of the financial markets shall have occurred such that funds are not available to any Lender and the Term Loan to be made by any Lender will not contravene any Applicable
Law applicable to such Lender.

                                               ARTICLE III

                                CERTAIN REPRESENTATIONS AND WARRANTIES

         In order to induce each Lender to enter into this Agreement and to make each Loan requested to be made by it, the Borrower represents and warrants as follows:

Section 3.01   Organization; Power; Qualification.  The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own its properties and to carry on its businesses as now being and hereafter proposed to be conducted and is duly qualified and in good standing as a foreign corporation, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its businesses requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Materially Adverse Effect on (a) the Borrower or (b) the Collateral;
and is a "citizen of the United States" (as defined in Section 40102 of the Federal Aviation Act) holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to the Federal Aviation Act for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

Section 3.02   Place of Business; Subsidiaries.  The Borrower's chief executive office and principal place of business is at the address set forth in Section 9.01(a)(ii) hereof.

Section 3.03   Authorization; Enforceability; Required Consents; Absence of Conflicts.
The Borrower has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents to which it is a party and to borrow hereunder in the unused amount of the Commitments.  This Agreement has been, and each of the other Loan Documents to which the Borrower is a party when delivered to the Agent will have been, duly executed and delivered by the Borrower and is, or when so delivered will be, a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.  The execution, delivery and performance in accordance with their respective terms by the Borrower of the Loan Documents to which it is a party, and each borrowing hereunder, whether or not in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the stockholders of the Borrower, to have been obtained or any Governmental
Registration to have been made, other than Governmental Approvals and other consents and approvals and
Governmental Registrations that have been obtained or made, as the case may be, are final and not subject to review on appeal or to collateral attack, and are in full force and effect on the Agreement Date or (b) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any
Lien (other than the Security Interest) upon any assets of the Borrower under, (i) any Contract to which the
Borrower is a party or by which the Borrower or any of its properties may be bound or (ii) any Applicable Law.

Section 3.04   Taxes.  The Borrower has (a) filed all Tax returns required to have been filed by it under
Applicable Law, (b) paid all Taxes that are due and payable by it or have been assessed against it except for
Taxes the failure to have paid which does not contravene Section 4.04 and (c) to the extent required by generally accepted accounting principles, reserved against all Taxes that are payable by it but are not yet due or that are due and payable by it or have been assessed against it but have not yet been paid.

Section 3.05   Litigation.  There are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending or, to the knowledge of the
Borrower, threatened (nor, to the knowledge of the Borrower, is there any basis therefor) against or in any other way relating to or affecting (a) the Borrower or any of its businesses or properties, (b) any Loan Document to which the Borrower is a party or (c) the Collateral, except, in each case, actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on (x) the
Borrower, (y) any Loan Document or (z) the Collateral.

Section 3.06   Burdensome Provisions.  The Borrower is not a party to or bound by any Contract or Applicable
Law, compliance with which would reasonably be expected to have a Materially Adverse Effect on (a) the Borrower,
(b) any Loan Document to which the Borrower is a party or (c) the Collateral.

Section 3.07   No Adverse Change or Event.  Except as disclosed in the financial statements for the quarterly period ending on June 30, 2002, since March 31, 2002, no change in the business, financial condition or operations of the Borrower has occurred, and no event has occurred or failed to occur, that has had or could reasonably be expected to have, either alone or in conjunction with all other such changes, events and failures, a Materially Adverse Effect on (a) the Borrower, (b) any Loan Document to which the Borrower is a party or (c)
the Collateral.

Section 3.08   Additional Adverse Facts.  Except for facts and circumstances disclosed in the notes to the financial statements referred to in Section 5.02(a), no fact or circumstance is known to the Borrower, as of the
Agreement Date or the Delivery Date, as applicable, that, either alone or in conjunction with all other such facts and circumstances, has had or could reasonably expected to have (so far as the Borrower can foresee) a
Materially Adverse Effect on (a) the Borrower, (b) any Loan Document to which the Borrower is a party or (c) the
Collateral.

Section 3.09   Investment Company Act.  The Borrower is not an "investment company" or a Person "controlled"
by an "investment company", within the meaning of the Investment Company Act of 1940.

Section 3.10   Title to Aircraft.  The Borrower has or will have, upon disbursement by the Lenders to the
Borrower of the proceeds of the Loan, good and marketable title to the Aircraft financed by such Loan, free and clear of Liens, charges and encumbrances except for the Lien of the Mortgage, and on the Delivery Date an
application for registration of the Aircraft in the name of the Borrower as owner will have been duly filed with the FAA.

Section 3.11   Mortgage Security Interest.  Except for (A) the registration of the Aircraft financed by such
Loan pursuant to the Federal Aviation Act, (B) the filing for recording pursuant to said Act of the Mortgage and the Mortgage Supplement and FAA Bill of Sale relating to such Aircraft, and (C) the filing of financing statements (and continuation statements at periodic intervals) with respect to the security and other interests created by such documents under the Uniform Commercial Code with the Secretary of State in the State of Colorado, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the Mortgagee's first priority security interest in and Lien on such
Aircraft and each previously delivered Aircraft, if any, as against the Borrower or any third parties in any applicable jurisdictions in the United States of America.

Section 3.12   Pari Passu Status.  The Loans and other obligations of the Borrower to the Lenders under the
Loan Documents will at all times rank at least pari passu in priority of payment with all of the Borrower's other unsecured Indebtedness.

Section 3.13   Securities Act of 1933.  Neither the Borrower nor any authorized agent of the Borrower has offered, and neither the Borrower nor any authorized Person acting on its behalf will hereafter offer, any interest that may be deemed a security in respect of any Aircraft or Note for sale to, or solicit any offers to buy any thereof from, or otherwise approach or negotiate in respect thereof with, any Person or Person whomsoever, so as thereby to result in the offer and sale of such interests being in violation of the provisions of Section 5 of the Securities Act of 1933, as amended.

Section 3.14   Purchase Agreement.  The Borrower is not in default in the performance of any term or condition of the Purchase Agreement which materially adversely impairs the transactions contemplated by the Loan Documents.

Section 3.15   Event of Default; Event of Loss.  There has not occurred any event which constitutes a Default or an Event of Default which is presently continuing and there has not occurred any event which constitutes or would, with the passage of time or the giving of notice, or both, constitute an Event of Loss.

Section 3.16   ERISA.  The Borrower has not engaged in any transaction in connection with which the Borrower could be subjected to either a civil penalty assessed pursuant to Section 5.02 (i) of ERISA, or a tax imposed by
Section 4975 of the Code.  Neither the execution and delivery by the Borrower of any Loan Documents to which it is or is to become a party nor any of the transactions contemplated by the Loan Documents will involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

                                               ARTICLE IV

                                            CERTAIN COVENANTS

         From the Agreement Date and until the Repayment Date,

         A.  The Borrower shall:

Section 4.01   Preservation of Existence.  Preserve and maintain its corporate existence, except that this
Section 4.01 shall not apply to termination of its corporate existence pursuant to a merger or consolidation to which Section 4.13 does not apply.

Section 4.02   Payment of Taxes and Liabilities.  Pay or discharge before they become delinquent all Taxes and all Liabilities that are or might become Liens on any of its properties, except that this Section 4.02 shall not apply to Taxes and Liabilities that are being contested in good faith by appropriate proceedings and for which adequate reserves, in an amount not less than the amount required by generally accepted accounting principles, have been provided.

Section 4.03   Compliance With Applicable Laws and Contracts.  Comply with all Applicable Laws and the terms of all Contracts to which it is a party or by which it or any of its properties may be bound, except that this
Section 4.03 shall not apply to any non-compliance that (a) has been excused or waived under the relative
Applicable Law or Contract or (b) either alone or when aggregated with all other such non-compliances, would not have a Materially Adverse Effect on the Borrower and its Consolidated Subsidiaries taken as a whole.

Section 4.04   Preservation of Loan Document Enforceability and Security Interest.  Take all actions
(including obtaining or making, as the case may be, and maintaining in full force and effect all consents and
Governmental Approvals and Governmental Registrations) that are required so that its obligations under the Loan
Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms, and in the event any Person  not a party to this Agreement institutes any action or proceeding seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the
Security Interest is not a valid and perfected first priority security interest in the Collateral subject only to
Permitted Liens, then the Borrower shall take such commercially reasonable actions as may be necessary to defend or terminate such action or proceeding instituted by such Person.

Section 4.05   Use of Proceeds.  Use the proceeds of the Loans in connection with the purchase of the Aircraft and Buyer Furnished Equipment.  None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

Section 4.06   Air Carrier.  So long as any amount remains outstanding hereunder or under the other Loan
Documents it will be a U.S. Air Carrier.

Section 4.07   Recording.  Cause each FAA Bill of Sale, the Mortgage, and all supplements and amendments to the Mortgage to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal
Aviation Act, or required under any other Applicable Law.  Upon the execution and delivery of each FAA Bill of
Sale, the Mortgage and each Mortgage Supplement, such documents shall be filed for recording with the Federal
Aviation Administration in the following order of priority; first, the FAA Bill of Sale, second, the FAA registration application, and third, the Mortgage and the Mortgage Supplement.  The Borrower agrees to furnish the Agent with copies of the foregoing documents with recording data as promptly as practicable following the issuance of same by the FAA.

Section 4.08   Security Interest.  Be responsible for, and bear all out-of-pocket expenses of the Agent for, the recording and re-recording, registering and re-registering and filing and re-filing of the Mortgage, all amendments to the Mortgage, each Mortgage Supplement, each financing statement, each continuation statement and such other instruments as may be necessary to maintain that, so long as the Mortgage remains in effect, the
Mortgage remains a first priority and perfected Lien on the Mortgaged Property.  The Borrower will furnish to the
Agent evidence reasonably satisfactory to the Agent of every such recording, registering and filing which is not filed, recorded or registered by the Agent. The Borrower appoints the Agent as its irrevocable attorney-in-fact
(said agency coupled with an interest) to take all such action and execute all such documents in the Agent's own name or in the name of the Borrower in order to carry out the intent of this Section 4.08. The Agent shall notify the Borrower prior to taking any action under this Section 4.08.

Section 4.09   Further Assurances.  Cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Agent shall reasonably require for accomplishing the purposes of this Agreement and the other Loan Documents; provided that any instrument or other document so executed by the
Borrower will not expand any obligations or limit any rights of the Borrower in respect of the transactions contemplated by any of the Loan Documents.  The Borrower shall cause each Aircraft to be duly registered, and at all times thereafter to remain duly registered, in the name of the Borrower, except as otherwise required or permitted hereunder or under the Mortgage.

         B.  The Borrower shall not:

Section 4.10   Transfer of Aircraft.  Voluntarily convey or transfer any interest in the Aircraft, any of the other Collateral or its rights under the Loan Documents or any part thereof to any Person except as expressly permitted by the Loan Documents.

Section 4.11   Place of Business, Etc.  Change its chief executive office and principal place of business or its state of incorporation without (i) giving the Agent at least thirty (30) days' prior written notice thereof and (ii) filing one or more Uniform Commercial Code financing statements, in form and substance satisfactory to the Agent, in the jurisdiction where the Borrower is incorporated.  The Borrower will not change its name or do business under any other name.

Section 4.12   Liens.  Permit to exist, at any time, any Lien upon the Collateral or any part thereof, or upon any proceeds therefrom, except that this Section 4.12 shall not apply to Permitted Liens.

Section 4.13   Merger or Consolidation.  Not consolidate with or merge into any other corporation or convey or transfer substantially all of its assets as an entirety to any Person unless:

                  (i)  the corporation formed by such consolidation or into which the Borrower is merged or the Person that acquires by conveyance or transfer substantially all of the assets of the Borrower as an entirety shall be a "citizen of the United States" as defined in Section 40102 of the Federal
         Aviation Act and shall be a U.S. Air Carrier, and the Agent, as Mortgagee on behalf of the Lenders, will be entitled to the benefits of Section 1110 of the U.S. Bankruptcy Code;

                  (ii)  (A) the tangible net worth (as determined in accordance with  Generally Accepted
         Accounting Principles) of the corporation formed by such consolidation or into which the Borrower is merged or the Person that acquires by conveyance or transfer substantially all of the assets of the
         Borrower as an entirety, immediately after giving effect to such transaction, is not less than the tangible net worth (as determined in accordance with  Generally Accepted Accounting Principles) of the
         Borrower immediately prior to such transaction, and (B) the credit rating of the corporation formed by such consolidation or into which the Borrower is merged or the Person that acquires by conveyance or transfer substantially all of the assets of the Borrower as an entirety, immediately after giving effect to such transaction, is no worse than the credit rating (as determined by S&P, Moody's or Fitch Ratings, as applicable) of the Borrower immediately prior to such transaction.

                  (iii)  the corporation formed by such consolidation or into which the Borrower is merged or the Person that acquires by conveyance or transfer substantially all of the assets of the
         Borrower as an entirety shall execute and deliver to the Agent a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to the Agent containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of the Loan Documents to be performed or observed by the Borrower;

                  (iv)  immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                  (v)  the Borrower shall have delivered to the Agent a certificate signed by the
         President or any Vice President and by the Secretary or an Assistant Secretary of the Borrower, and an
         opinion of counsel (which may be the Borrower's General Counsel) reasonably satisfactory to the Agent, each stating that such consolidation, merger, conveyance or transfer and the assumption agreement mentioned in clause (ii) above comply with this Section 4.13 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (vi)  the corporation formed by such consolidation or into which the Borrower is merged or the Person that acquires by conveyance or transfer substantially all of the assets of the
         Borrower shall make such filings and recordings, including any filing or recording with the FAA pursuant to the Federal Aviation Act, as shall be necessary or desirable to evidence such consolidation, merger, conveyance or transfer with or to such successor.

         Upon any consolidation or merger, or any conveyance or transfer of substantially all of the assets of the Borrower as an entirety in accordance with this Section 4.13, the successor corporation or Person formed by such consolidation or into which the Borrower is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, and shall have every obligation to the same extent as, the Borrower under this Agreement with the same effect as if such successor corporation or Person had been named as the Borrower herein.  No such conveyance or transfer of substantially all of the assets of the Borrower as an entirety shall have the effect of releasing the Borrower or any successor corporation or Person that shall theretofore have become such in the manner prescribed in this Section 4.13 from its liability in respect of any Loan Document to which it is a party.  Nothing contained herein shall permit any lease, sublease or other arrangement for the use, operation or possession of the
Aircraft except in compliance with the applicable provisions of the Mortgage.

                                               ARTICLE V

                                              INFORMATION

Section 5.01   Information to Be Furnished.  From the Agreement Date and until the Repayment Date, the
Borrower shall furnish to each Lender:

         (a)   Quarterly Financial Statements.  As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ended September 30, 2002, consolidated and consolidating balance sheets of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and the
Consolidated Subsidiaries for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

         (b)   Year-End Financial Statements; Accountants' Certificate.  As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending March 31, 2003:

                  (i)    consolidated and consolidating balance sheets of the Borrower and the
         Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows of the Borrower and the
         Consolidated Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year; and

                  (ii)   an audit report of KPMG LLP, or other independent certified public accountants of recognized standing satisfactory to the Required Lenders, on such of the financial statements referred to in clause (i) as are consolidated financial statements, which report shall be in scope and substance satisfactory to the Required Lenders.

         (c)   Officer's Certificate as to Financial Statements and Defaults.  At the time that financial statements are furnished pursuant to Section 5.01(a) or (b), a certificate of the president or chief financial officer of the Borrower in the form of Schedule 5.01(c).

         (d)   Reports; Filings.  As soon as practicable, copies of (i) all such financial statements and reports as the Borrower shall send to its stockholders and (ii) all registration statements and all regular or periodic reports that the Borrower shall file, or may be required to file, with the Securities and Exchange
Commission or any successor commission.

         (e)   Requested Information.  From time to time and promptly upon reasonable request of any
Lender, such Information regarding (i) the Loan Documents to which the Borrower is a party, the Loans or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower, and/or (ii) the Aircraft and the Records.

         (f)   Notice of Defaults and Events of Default.  Promptly after the occurrence thereof and actual knowledge thereof by a Responsible Officer of the Borrower, notice of any Default or Event of Default.

Section 5.02   Accuracy of Financial Statements and Information.  The Borrower represents and warrants that
(a) the statements of financial position of the Borrower as of March 31, 2002 and the date of the most recently concluded fiscal quarter of the Borrower for which a statement of financial position has been provided and the related statements of earnings and cash flow of the Borrower in all material respects for the year and fiscal quarter, respectively, then ended, copies of which have been furnished to the Lenders, are complete and correct and fairly present the financial condition of the Borrower at such date and the results of operations and cash flow of the Borrower for the period ended on such dates, in accordance with generally accepted accounting principles consistently applied, and subject, in the case of the statements pertaining to the Borrower's most recently concluded fiscal quarter, to normal year-end adjustments, and, except as disclosed in the financial statements for the quarterly period ending on June 30, 2002, since March 31, 2002, there has been no material and adverse change in the business, financial condition or operations of the Borrower and (b) none of the reports, financial statements, certificates or other Information furnished by or on behalf of the Borrower to the Agent or the Lenders in connection with the negotiation of the Loan Documents or delivered hereunder (as modified or supplemented by other Information so furnished) contains any material misstatement of fact or omits to state any material necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                               ARTICLE VI

                                                DEFAULT

Section 6.01   Remedies upon Event of Default.  During the continuance of any Event of Default (other than an
Event of Default specified in Section 6.01(g) or (h) of the Mortgage) and in every such event, the Agent, upon notice to the Borrower, may, in addition to the exercise of any of its rights under the Mortgage with respect to all or any part of the Mortgaged Property, do either or both of the following:  (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and (b) terminate, in whole or, from time to time, in part, the Commitments.  Upon the occurrence of an Event of Default specified in Section 6.01(g) or (h) of the Mortgage, automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be due and payable and (b) the Commitments shall terminate.
Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.01) are hereby expressly waived.

                                               ARTICLE VII

                                   ADDITIONAL CREDIT FACILITY PROVISIONS

Section 7.01   Illegality Event.  If any Regulatory Change shall, in the reasonable opinion of any Lender, make it unlawful for such Lender to fund or maintain its funding with respect to any of the Term Loans or to give effect to all or any part of its rights or obligations under the Loan Documents (each such event being hereinafter referred to as an "Illegality Event"), such Lender shall promptly notify the Borrower and the Agent in writing of the event by reason of which it is claiming that an Illegality Event has occurred.

Section 7.02   Regulatory Changes.  If in the determination of any Lender (a) any Regulatory Change Enacted
after the Agreement Date shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to any Term Loan or the return to be earned by such Lender on any Term Loan, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making, funding or maintaining of, or such Lender's commitment to make, any Term Loan, (iii) require such Lender or any Affiliate of such Lender to make any payment on or calculated by reference to the gross amount of any amount received by such Lender under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such
Lender or any Affiliate of such Lender that such Lender or such Affiliate is required to maintain on account of any Term Loan or such Lender's commitment to make any Term Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan
Documents, then the Borrower shall pay to the Agent for the account of such Lender such additional amounts as such Lender determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment.  Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Lender for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Lender.

Section 7.03   Capital Requirements.  If in the determination of any Lender any Regulatory Change relating to a Capital Adequacy Requirement Enacted after the Agreement Date requires, such Lender or any Affiliate of such
Lender, to maintain capital on account of any Term Loan or such Lender's Commitment in a greater amount than such
Lender or such Affiliate would otherwise have maintain on account of such Term Loan or Commitment, then, upon request by such Lender, the Borrower shall from time to time thereafter pay to such Lender such additional amounts as such Lender determines will fully compensate for any reduction in the rate of return on the capital that such Lender or such Affiliate is so required to maintain on account of such Term Loan or Commitment.  Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Lender for such payment and, in the case of those relating to future periods, on the dates specified, or determined in accordance with a method specified, by such Lender.

Section 7.04   Funding Losses; Swap Losses and Gains.  The Borrower shall pay to the Agent for the account of each Lender, within 15 days of demand therefor, such amount or amounts as such Lender determines are necessary to compensate it for all reasonable losses, expenses and liabilities (including, any loss, expense, or liability incurred by such Lender in connection with the liquidation or reemployment of deposits or funds required by it to make or carry its Term Loans and/or the unwinding, or adjusting of any terms, of any Swap Transaction) that such
Lender sustains or may sustain:

                  (i) if for any reason (other than a default by such Lender) the making of, or conversion of, a Term Loan does not occur on a date specified therefor in a notice of borrowing pursuant to Section 1.02(a)
and/or Section 1.03(c)(iii) or a notice of conversion pursuant to Section 1.03(c)(iv) (whether or not rescinded, cancelled or withdrawn or deemed rescinded, cancelled or withdrawn, pursuant to Section 7.01 or otherwise), or

                  (ii) if any repayment (including, without limitation, payment after acceleration) of any of its Term Loans constituting Eurodollar Rate Loans (other than Term Loans constituting Eurodollar Rate Loans, which are subject to the conversion provisions of Section 1.03(c)(iii)) occurs on a date which is not a Pay-
ment Date applicable thereto, or

                  (iii) if any scheduled repayment of any of its Term Loans constituting Fixed Rate Loans or
Term Loans constituting Eurodollar Rate Loans, which are subject to the conversion provisions of Section 1.03
(c)(iii), occurs on a date which is not a Payment Date applicable thereto, or

                  (iv) as a consequence of any repayment after acceleration of any of its Term Loans constituting
Fixed Rate Loans or Term Loans constituting Eurodollar Rate Loans, which are subject to the conversion provisions of Section 1.03(c)(iii), or

                  (v) if any prepayment of any of its Term Loans constituting Eurodollar Rate Loans (other than Term Loans constituting Eurodollar Rate Loans, which are subject to the conversion provisions of Section
1.03(c)(iii)), is made on a date which is not a Payment Date applicable thereto, or

                  (vi) if any prepayment of any of its Term Loans constituting Fixed Rate Loans or Term Loans constituting Eurodollar Rate Loans, which are subject to the conversion provisions of Section 1.03(c)(iii), is made prior to the final maturity date thereof, or

                  (vii) as a consequence of any default by the Borrower in repaying its Eurodollar Rate Loans and/or Fixed Rate Loans or any other amounts owing hereunder in respect of its Eurodollar Rate Loans or Fixed
Rate Loans when required by the terms of this Agreement.

         If, as a result of any of the events set forth in this Section 7.04, any Lender receives an amount in connection with the unwinding, or adjusting of any terms, of any Swap Transaction entered into in connection with the Loan to be prepaid, such Lender shall, unless a Default or an Event of Default has occurred and is continuing, pay such amount to the Borrower.  Upon the request of the Borrower, each Lender will provide to the
Borrower a good faith estimate of the Swap Transaction breakage losses or gains, if any, related to the Notes in connection with the occurrence, or anticipated occurrence, of any event contemplated by the Loan Documents that might give rise to an obligation to pay such losses or gains.  Upon determination by a Lender of any such losses or gains payable to or by it, as the case may be, such Lender will provide to the Borrower a certificate, certifying such losses or gains, which certified amount shall be conclusive absent manifest error.  All breakage losses or gains relating to any Swap Transaction will be determined in accordance with standard ISDA terms and will be payable in Dollars.

Section 7.05   Certain Determinations.  In making the determinations contemplated by Sections 1.13(a), 7.02,
7.03 and 7.04, each Lender may make such estimates, assumptions, allocations and the like that such Lender in good faith determines to be appropriate, and such Lender's selection thereof in accordance with this Section
7.05, and the determinations made by such Lender on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission.  Each Lender shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections 1.13(a), 7.02, 7.03 and 7.04 and the assumptions underlying such computations.  The Agent (on behalf of such Lender) shall notify the Borrower of any event occurring after the date hereof entitling such Lender to compensation under Sections 7.02 or 7.03 as promptly as practicable, but in any event within 90 days, after a Responsible Officer of such Lender obtains actual knowledge thereof; provided that (A) such Lender shall only be entitled to compensation under such
Sections for the period from and after the date that is 90 days prior to the date the Agent does give such notice and (B) such Lender will use commercially reasonable efforts (at the Borrower's expense) to mitigate the amount of required compensation associated with such event.

         The Borrower shall not be required to make payments to any Lender (A) under Section 7.02 or 7.03, if a claim hereunder arises solely through circumstances peculiar to such Lender and which do not affect commercial lenders similar to such Lender in the jurisdiction of organization of such Lender generally or (B) under Section
1.13(a), 7.02 or 7.03, if such Lender is required by the Borrower to sell its Notes to an Eligible Assignee designated by the Borrower as provided below and fails to do so.

         If  the Agent (on behalf of any Lender) gives notice of a claim against the Borrower under Section
1.13(a), 7.02 or 7.03 hereof, the Borrower shall have the right (i) to require such Lender to sell its Notes to an Eligible Assignee designated by the Borrower for an amount equal to the outstanding principal amount thereof plus accrued interest thereon to the date of sale, together with any amounts payable pursuant to Section 7.04 and all other amounts owing hereunder or under the other Loan Documents, if any, or (ii) to prepay the outstanding principal amount of Notes held by such Lender, together with accrued interest to the date of such prepayment and amounts payable pursuant to Section 7.04, if any, and all other amounts owing hereunder or under the other Loan
Documents.

Section 7.06   Change of Lending Office.  If an event occurs with respect to a Lending Office of any Lender that obligates the Borrower to pay any amount under Section 1.13, makes operable the provisions of Section 7.01 or entitles such Lender to make a claim under Section 1.13(a), 7.02 or 7.03, such Lender shall, if requested by the
Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such
Lender is so entitled to claim, provided that such designation would not, in the business judgment of such
Lender, be disadvantageous to such Lender in any manner or contrary to such Lender's policies.  Each Lender may at any time and from time to time change any Lending Office and shall give notice of any such change to the Agent and the Borrower.  Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Lender shall not obligate the Borrower to pay any amount to such
Lender under Section 1.13, make operable the provisions of Section 7.01 or entitle such Lender to make a claim under Section 1.13(a), 7.02 or 7.03 if such obligation, the operability of such clause or such claim results solely from such designation and not from a Regulatory Change Enacted thereafter.

Section 7.07   Loan Structure.  On the delivery date of any Aircraft or Leveraged Lease Aircraft, this
Agreement may be combined with a subordinated debt or junior debt facility or a leveraged lease facility, subject to prior approval of the tax equity provider and satisfactory intercreditor and other transaction documents approved by the Agent and the Lenders and provided the Borrower submits a written request therefor to the Agent and the Lenders 45 days prior to such delivery date.  The Lenders shall not unreasonably withhold approval for any recognized junior debt provider or tax equity provider of good credit standing and with recognized experience in the financing of large commercial aircraft, subject to mutual agreement on intercreditor matters.  In the event the Borrower elects that one or more of the Airbus model A319-100 aircraft contemplated to be financed under this Agreement be financed by the Agent and the Lenders on a leveraged lease basis (such aircraft to be financed by the Agent and the Lenders on a leveraged lease basis, in each case, a "Leveraged Lease Aircraft" and collectively, the "Leveraged Lease Aircraft"), the Borrower agrees that (i) any event of default or similar event  under any such leveraged lease facility with respect to such Leveraged Lease Aircraft shall constitute an
Event of Default under the Loan Documents and (ii) to the extent there is a single tax equity provider for two or more Leveraged Lease Aircraft, it shall use its reasonable best efforts to arrange that such Leveraged Lease
Aircraft are cross-collateralized.

                                               ARTICLE VIII

                                                THE AGENT

Section 8.01   Appointment and Powers.  Each Lender hereby irrevocably appoints and authorizes Credit Agricole
Indosuez, and Credit Agricole Indosuez hereby agrees, to act as the agent for and representative (within the meaning of Section 9-102(a)(72) of the Uniform Commercial Code) of such Lender under the Loan Documents with such powers as are delegated to the Agent and the Secured Party by the terms thereof, together with such other powers as are reasonably incidental thereto.  The Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents.  The Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan
Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction.  The Agent shall not, by reason of its serving as the Agent, be a trustee or other fiduciary for any Lender.

Section 8.02   Limitation on Agent's Liability.  Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence, willful misconduct or knowing violations of law.  The Agent shall not be responsible to any Lender for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Lenders under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document, (c) the value or sufficiency of the Collateral or (d) any failure by the Borrower to perform any of their obligations under the Loan
Documents.  The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as the Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact.  The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent.
Subject to the penultimate sentence of Section 8.01, the Agent agrees to act or refrain from acting in accordance with instructions received from the Required Lenders as to any matters relating to the Loan Documents and the
Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with such instructions signed by the Required Lenders.  The Lenders agree that such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the
Lenders.

Section 8.03   Defaults.  The Agent shall not be deemed to have knowledge of the occurrence of a Default
(other than the non-payment to it of principal of or interest on Loans or fees) unless the Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of
Default".  In the event that the Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders.  In the event of any Default, the Agent shall (a) in the case of a Default that constitutes an Event of Default, take one or more of the actions referred to in clauses (a) and (b) of the first sentence of Section 6.01 hereof and in Section 6.2 of the
Mortgage if so directed by the Required Lenders and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Lenders.  Unless and until the Agent shall have received such directions, in the event of any Default, the Agent may (but shall not be obligated to)
take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders.

Section 8.04   Rights as a Lender.  Each Person acting as the Agent that is also a Lender shall, in its capacity as a Lender, have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall include such Person in its individual capacity.  Each Person acting as the Agent (whether or not such Person is a Lender)
and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and their Affiliates as if it were not acting as the Agent, and such Person and its Affiliates may accept fees and other consideration from the
Borrower and their Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Lenders.

Section 8.05   Indemnification.  The Lenders agree to indemnify the Agent (to the extent not reimbursed by the
Borrower under the Loan Documents), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Lenders (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including the costs and expenses that the Borrower is obligated to pay under the Loan
Documents) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from gross negligence, willful misconduct or knowing violations of law by the Agent.

Section 8.06   Non-Reliance on Agent and Other Lenders.  Each Lender agrees that it has made and will continue to make, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it deems appropriate, its own credit analysis of the Borrower, its own evaluation of the
Collateral and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith.  The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of the Borrower or the Collateral.  Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent under the Loan
Documents, the Agent shall have no obligation to provide any Lender with any information concerning the business, status or condition of the Borrower, the Loan Documents or the Collateral that may come into the possession of the Agent or any of its Affiliates.

Section 8.07   Execution and Amendment of Loan Documents on Behalf of the Lenders.  Each Lender hereby authorizes the Agent to execute and deliver, in the name of and on behalf of such Lender, (a) the Mortgage, each
Mortgage Supplement, each Consent and Agreement and each Engine Consent and Agreement, (b) all UCC financing and continuation statements and other documents the filing or recordation of which are, in the determination of the
Agent, necessary or appropriate to create, perfect or maintain the existence or perfected status of the Security
Interest and (c) any other Loan Document requiring execution by or on behalf of such Lender.  The Agent shall consent to any amendment of any term, covenant, agreement or condition of the Mortgage, any Mortgage Supplement, any Consent and Agreement or any Engine Consent and Agreement, or to any waiver of any right thereunder, if, but only if, the Agent is directed to do so in writing by the Required Lenders; provided, however, that (i) the Agent shall not be required to consent to any such amendment or waiver that affects its rights or duties and (ii) the
Agent shall not, unless directed to do so in writing by each Lender, (A) consent to any assignment by the
Borrower of any of its rights or obligations under any such agreement or (B) release any Collateral from the
Security Interest, except as required or contemplated by the Loan Documents.

Section 8.08   Resignation of the Agent.  The Agent may at any time give notice of its resignation to the
Lenders and the Borrower, provided, however, that the Agent shall be required to resign and provide notice thereof to the Lenders and the Borrower in the event the Agent, in its capacity as a Lender, has assigned all of its rights and obligations as a Lender under the Loans and the Loan Documents.  Upon receipt of any such notice of resignation, the Required Lenders may, after consultation with the Borrower, appoint a successor Agent.  If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders and after consultation with the Borrower, appoint a successor Agent.  Upon the acceptance by any
Person of its appointment as a successor Agent, (a) such Person shall thereupon succeed to and become vested with all the rights, powers, duties and obligations of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Loan Documents and (b) the retiring Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Agent with respect to the Collateral to the successor Agent.  After any retiring Agent's resignation as Agent, the provisions of this  Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.  Notwithstanding anything contained in this Section 8.08 to the contrary, unless the successor Agent is a financial institution having a combined capital and surplus equal to or in excess of $500,000,000, the appointment of such successor Agent shall require the prior written consent of the Borrower (unless an Event of Default exists, in which case the consent of the Borrower shall not be required), such consent not to be unreasonably withheld or delayed.

                                               ARTICLE IX

                                              MISCELLANEOUS

Section 9.01   Notices and Deliveries.  (a)  Notices and Materials Other than Collateral.  Except as provided in Section 9.01(b):

                  (i)   Manner of Delivery.  All notices, communications and materials (including all
         Information) to be given or delivered pursuant to the Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telecopy transmissions).  Notices under Sections 1.02, 1.03(c), 1.05, 1.07 and 6.01 may be by telephone, promptly, in the case of each notice other than one under Section 6.01, confirmed in writing.  In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the
         Agent has acted in reliance on such telephonic notice.

                  (ii)  Addresses.  All notices, communications and materials to be given or delivered pursuant to the Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

                              (A)     if to the Borrower, to it at:

                                      Frontier Center One
                                      7001 Tower Road
                                      Denver, CO 80249

                                      Attention: Chief Financial Officer
                                      Telecopy: 720-374-4375

                              (B)     if to the Agent, to it at:

                                      666 Third Avenue
                                      New York, NY 10017-4011

                                      Attention:        Head of Aerospace Group
                                      Telephone:        (646) 658-2157
                                      Telecopy:         (646) 658-2151

                                      With a copy to (for administrative notices):

                                      Credit Agricole Indosuez
                                      55 East Monroe, 47th floor
                                      Chicago, Illinois 60603 - USA

                                      Primary contacts: Kathy Lasky, Loan Administrator,
                                                        Julie Ferrer,  Senior Loan Administrator

                                      Telephone:             (312) 917-7545/(312)917-7421
                                      Telecopy:              (312) 372-3848

                                      Backup: Karen Bergstrom, AVP Administrative Services

                                      Telephone:             (312) 917-7420
                                      Telecopy:              (312) 372-3848

                              (C)     if to any Lender, to it at the address or telex , telecopier or telephone number and to the attention of the individual or department, set forth below such
                  Lender's name under the heading "Notice Address" on Annex A or, in the case of a Lender that becomes a Lender pursuant to an assignment, set forth under the heading "Notice Address" in the
                  Notice of Assignment given to the Borrower and the Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically captioned "Notice of Change of Address" given to (x) if the party to which such information pertains is the Borrower, the Agent and each Lender, (y) if the party to which such information pertains is the Agent, the
Borrower and each Lender and (z) if the party to which such information pertains is a Lender, the Borrower and the Agent.

                  (iii) Effectiveness.  Each notice and communication and any material to be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered (A) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United
         States post office and a receipt therefore is issued thereby, (B) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (C) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (D) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Agent to the Borrower under Section
         6.01 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of the Borrower, except that (x) notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received and (y) notices, communications and materials to be given or delivered to the Agent or any Lender pursuant to Sections 1.02, 1.03(c), 1.05, 1.07 and 1.12(b) and Article 5 shall not be deemed given or delivered until received by the officer of the Agent or such Lender responsible, at the time, for the administration of the Loan Documents.

         (b)   Collateral.  Until the Agent shall otherwise specify, all Collateral to be delivered to the Agent pursuant to the Loan Documents consisting of instruments, securities, chattel paper, letters of credit or documents shall be delivered to the Agent at the Agent's Office either by hand delivery or by registered or certified mail, postage prepaid, return receipt requested, in either case insured in an amount not less than the greater of the aggregate face amount and the aggregate fair market value of the Collateral so being delivered. All other Collateral to be delivered to the Agent pursuant to the Loan Documents shall be delivered to such Person, at such address, by such means and in such manner as the Agent may designate.

Section 9.02   Expenses; Indemnification.  Whether or not any Loans are made hereunder, the Borrower shall:

         (a)      pay or reimburse the Agent and each Lender for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

         (b)      pay or reimburse the Agent and each Lender for all reasonable and documented costs and expenses (including out-of-pocket expenses, travel expenses and  fees and disbursements of legal counsel, appraisers, accountants and other experts employed or retained by the Agent) incurred by the Agent and each
Lender in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto, (ii) the administration of and any operations under the Loan Documents, (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (A) the protection or preservation of the Collateral, (B) the protection, preservation, exercise or enforcement of any of the rights of the Agent or the Lenders in, under or related to the Collateral or the Loan
Documents or (C) the performance of any of the obligations of the Agent or the Lenders under or related to the
Loan Documents, (iv) protecting or preserving the Collateral or (v) protecting, preserving, exercising or enforcing any of the rights of the Agent or the Lenders in, under or related to the Collateral or the Loan
Documents , including defending the Security Interest as a valid, perfected, first priority security interest in the Collateral subject only to Permitted Liens;

         (c)      indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all costs and expenses (including reasonable fees and disbursements of legal counsel and other experts employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder.

                  The foregoing indemnity shall not extend to any Loan Document Related Claim of any Indemnified
Person to the extent (x) relating to or arising out of a claim by the Borrower against such Indemnified Person which results in a judgment of a court of competent jurisdiction in favor of the Borrower, or (y) attributable to one or more of the following:  (1) acts or omissions involving the willful misconduct or gross negligence of such
Indemnified Person or any Person acting on behalf of such Indemnified Person; (2) any Tax, or increase in tax liability under any tax law with respect to such Indemnified Person (such matter being subject to the indemnity in Section 1.13 hereof); (3) a failure on the part of the Agent to distribute in accordance with the Loan
Documents any amounts received and distributable by it thereunder to such Indemnified Person; (4) any breach of undertaking or any misrepresentation contained herein or in any other Loan Document to which such Indemnified
Person is a party or any agreement relating hereto or thereto by such Indemnified Person and in each case not attributable directly or indirectly to any breach of undertaking, any misrepresentation or any noncompliance with any of the terms hereof or of any other Loan Document or any agreement relating hereto or thereto by the
Borrower; (5) a Lender Lien created by, through, under or in favor of such Indemnified Person; or (6) a violation of the Securities Act relating to or arising out of the offer, issuance, sale or delivery by such Indemnified
Person (or any person who controls such Indemnified Person within the meaning of Section 15 of the Securities
Act) of any security based upon the credit of the Borrower.

                  If a claim is made against an Indemnified Person involving one or more Loan Document Related
Claims and such Indemnified Person has notice thereof, such Indemnified Person (or its agent) shall promptly after receiving such notice give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify hereunder except to the extent that the Borrower is prejudiced as a result of the failure to give such notice in a timely fashion, and payment by the
Borrower to an Indemnified Person pursuant to this Section 9.02 shall not be deemed to constitute a waiver or release of any right or remedy which the Borrower may have against such Indemnified Person for any actual damages as a result of the failure by such Indemnified Person to give the Borrower such notice.  Subject to the rights of insurers under policies of insurance maintained by the Borrower and to the last sentence of this paragraph, the
Borrower shall have the right to investigate, and the right, in its sole discretion and in the name of such
Indemnified Person or in its own name, to contest, defend or compromise, any Loan Document Related Claim for which indemnification is sought and such Indemnified Person shall cooperate, at the sole cost and expense of the
Borrower, with all commercially reasonable requests of the Borrower in connection therewith.  Where the Borrower or the insurers under a policy of insurance maintained by the Borrower undertake the defense of an Indemnified
Person with respect to, or contest, a Loan Document Related Claim indemnified by the Borrower, no additional legal fees or expenses of such Indemnified Person in connection with the defense or contest of such Loan Document
Related Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of the
Borrower or the insurers, as applicable; provided that, if in the reasonable opinion of such Indemnified Person an actual or potential conflict of interest exists where it is advisable for such Indemnified Person to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by the
Borrower.  Subject to the requirements of any policy of insurance, an Indemnified Person may participate at its own expense in any judicial or administrative proceeding controlled by the Borrower pursuant to the preceding provisions; provided that such Indemnified Person's participation does not, in the opinion of the independent counsel appointed by the Borrower or its insurers to conduct such proceedings, materially interfere with such control; and such participation shall not constitute a waiver of the indemnification provided.  Further, if a
Loan Document Related Claim as to which indemnification is sought by an Indemnified Person cannot be severed from unrelated claims or matters relating to such Indemnified Person, then such Indemnified Person shall control the contest or defense of such Loan Document Related Claim (and, for the avoidance of doubt, the foregoing shall not prejudice such Indemnified Person's right to indemnification hereunder).  Notwithstanding any of the foregoing to the contrary, the Borrower shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings relating to any Indemnified Person (A) if an Event of Default shall have occurred and be continuing; (B) if such proceedings would reasonably be expected to involve any risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on, any Aircraft, any Airframe, any Engine
or any Part or any part thereof, unless bonded in a manner and amount acceptable to the Agent and the Lenders;
(C) if such proceedings, or the failure to promptly pay the related Loan Document Claim, would reasonably be expected to materially adversely affect the ability of the Borrower to perform its obligations under the Loan
Documents or in any way materially adversely affect the interests of such Indemnified Person; (D) if such proceeding would entail any risk of criminal liability to such Indemnified Person; or (E) unless prior to commencing any judicial or administrative proceeding, the Borrower shall have acknowledged in writing its liability to such Indemnified Person for the contested amount of the Loan Document Related Claim.

                  Notwithstanding the foregoing provisions, if at any time such Indemnified Person waives its right of indemnification in respect of a Loan Document Related Claim, or if, after having received payment of indemnification from the Borrower in respect of such Loan Document Related Claim, such Indemnified Person returns such payment to the Borrower, then the Borrower shall not be entitled to contest or defend, or to continue to contest or defend, any such Loan Document Related Claim.

                  In the case of any Loan Document Related Claim indemnified by the Borrower which is covered by a policy of insurance maintained by the Borrower, each Indemnified Person agrees, at the sole cost and expense of the Borrower, to co-operate reasonably with the insurers in the exercise of their rights to investigate, defend or compromise such Loan Document Related Claim as may be reasonably required to retain the benefits of such insurance with respect to such Loan Document Related Claim.

                  To the extent that a Loan Document Related Claim indemnified by the Borrower hereunder is in fact paid in full by the Borrower, the Borrower shall be subrogated to the rights and remedies of the Indemnified
Person on whose behalf such Loan Document Related Claim was paid (other than rights of such Indemnified Person under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Loan Document Related Claim.  Should an Indemnified Person receive any payment from any party other than the
Borrower or its insurers, in whole or in part, with respect to any Loan Document Related Claim paid by the
Borrower or its insurers under this Agreement, such Indemnified Person shall promptly pay the amount paid (but not an amount in excess of the amount the Borrower or any of its insurers has paid in respect of such Loan
Document Related Claim) over to the Borrower, provided that no Event of Default has occurred and is continuing.

Section 9.03   Amounts Payable Due upon Request for Payment.  All amounts payable by the Borrower under
Section 9.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be due within 30 days of demand therefor.

Section 9.04   Remedies of the Essence.  The various rights and remedies of the Agent and the Lenders under the Loan Documents are of the essence of those agreements, and the Agent and the Lenders shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

Section 9.05   Rights Cumulative.  Each of the rights and remedies of the Agent and the Lenders under the Loan
Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable
Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

Section 9.06   Amendments; Waivers.  (i)  Any term, covenant, agreement or condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by (A) in the case of an amendment or waiver with respect to the Loan Documents referred to in Section 8.07(a), the Agent, (B) in the case of an amendment or waiver with respect to any other
Loan Document, the Required Lenders and, if the rights and duties of the Agent are affected thereby, by the Agent and (C) in the case of an amendment with respect to any Loan Document, by the Borrower; provided, however, that no amendment or waiver shall be effective, unless in writing and signed by each Lender affected thereby, to the extent it (1) changes the numerical amount of such Lender's Commitment, (2) reduces the principal of or the rate of interest on such Lender's Term Loans or Notes or the fees payable to such Lender hereunder, (3) postpones any date fixed for any payment of principal of or interest on such Lender's Loans or Notes or the fees payable to such Lender hereunder or (4) amends Section 1.14, this Section 9.06 or any other provision of this Agreement requiring the consent or other action of all of the Lenders.

                  (ii) (A)   (1)   Unless otherwise specified in an amendment or waiver, an amendment or waiver under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given.

                             (2)   By entering into an amendment with respect to, or giving a waiver under, a Section of the Loan Documents, the Lenders shall not be deemed to have, or to have intended to have, (aa) waived any rights that they, or any of them, then or thereafter may have under any other provisions of the Loan Documents and (bb) if such amendment or waiver was occasioned by a particular fact or facts, accepted that fact or those facts for any other purpose or Section of the Loan Documents, including Section 3.07 of the Credit Agreement, so that, for purposes of Section 3.07, if such fact or facts has had or could have, either alone, or together with other facts, a Materially Adverse Effect, such Materially Adverse Effect shall be a change or event subject to Section 3.07, notwithstanding such amendment or waiver.

                  (iii)  No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Agent or any Lender under the Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the
         Agent or any Lender under the Loan Documents or Applicable Law.

Section 9.07   Set-Off.  The Agent and each Lender is hereby authorized by the Borrower, at any time and from time to time, without notice, during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Loan Documents (whether owing to such Person or to any other Person that is the Agent or a Lender and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by such Person or any of its Affiliates to the Borrower or any Wholly
Owned Subsidiary (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States).

Section 9.08   Sharing of Recoveries.  (a)  Each Lender agrees that, if, for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar proceeding being deemed secured by a Debt owed by it to the
Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Agent or the Borrower in a manner contrary to the provisions of Section 1.14, such Lender shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Lender in respect of the aggregate of such amounts due and payable to such other Lender hereunder, then the Lender receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Lenders hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata;
provided that if all or part of such proportionately greater payment received by the purchasing Lender is thereafter recovered by or on behalf of the Borrower from such Lender, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Lender to the extent of such recovery, but without interest (unless the purchasing Lender is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Lender shall be required to pay interest at a like rate).  So long as the purchasing Lender has not advised it to the contrary, each selling Lender may assume, for purposes of
Section 9.09(b), that no Tax is required to withheld or deducted by the Borrower from, or is otherwise payable by the Borrower in connection with, any payment by the Borrower to or for the account of such Lender under the Loan
Documents.  The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.08(a) shall, with respect to such participation, be entitled to all of the rights of a Lender under Sections 1.13, 7.02, 7.03,
7.04, 7.05, 7.06, 9.02 and 9.07 (subject to any condition imposed on a Lender hereunder with respect thereto, including delivery of the forms and certificates required under Section 1.13(a)(iii)) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

         (b)      Each Lender agrees to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of the Borrower in a manner so as to apportion the amount subject to such exercise, on a pro rata basis, between (i) obligations of the Borrower for amounts subject to the sharing provisions of Section 9.08(a) and (ii) other Liabilities of the Borrower.

Section 9.09   Assignments and Participations.  (a)  Assignments.  (i)  The Borrower may not assign any of its rights or obligations under the Loan Documents without the prior written consent of (A) in the case of the Loan
Documents referred to in Section 8.07(a), the Agent and (B) in the case of any of the other Loan Documents, each
Lender, and no assignment of any such obligation shall release the Borrower therefrom unless the Agent or each
Lender, as applicable, shall have consented to such release in a writing specifically referring to the obligation from which the Borrower is to be released.

                  (ii)   Each Lender may from time to time assign any or all of its rights and obligations under the Loan Documents to one or more Persons, without the consent of the Borrower; provided that, no such assignment shall be effective unless (A) the assignment occurs after the Termination Date and is to an Eligible Assignee unless it is consented to by (i) the Borrower (unless an Event of Default exists, in which case the consent of the Borrower shall not be required), such consent not to be unreasonably withheld or delayed, and (ii) the Agent, (B) any partial assignment (to anyone other than to an existing
         Lender) shall be in an amount of not less than $[***] unless it is consented to by the Borrower (unless an
         Event of Default exists, in which case the consent of the Borrower shall not be required), such consent not to be unreasonably withheld or delayed, (C) the assignment shall involve the assignment of a corresponding fixed percentage of all of the assignor's rights and obligations under the Loan Documents,
         (D) a Notice of Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower (unless an Event of Default exists) and the Agent, (E)
         in the case of an assignment of a Registered Note, such Registered Note shall have been surrendered for registration of assignment duly endorsed by (or accompanied by a written instrument of assignment duly executed by) the Registered Holder and such assignment shall have been recorded on the Register, (F)
         after such assignment the total number of Lenders shall be ten (10) or fewer and (G) except in the case of an assignment by the Lender that is the Agent, the Agent shall have been paid an assignment fee of
         $[***].  Upon any effective assignment, the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Term Loans and Commitment, shall cease to be a Lender.  In the event of any effective assignment by a Lender, the Borrower shall, against (except in the case of a partial assignment) receipt of the existing Note of the assignor Lender, issue a new Note to the assignee Lender.  So long as no Event of Default shall have occurred and be continuing, no such assignment shall, at the time of such assignment, increase the obligation of the Borrower under the Loan
         Documents and the assignee Lender shall not be entitled to any amounts that would otherwise be payable to it under Section 1.13, 7.01, 7.02 or 7.03,  unless (i) such amounts would have been payable to the assignor Lender if such assignment had not been granted or (ii) such amounts are a result of a
         Regulatory Change Enacted after the date such Person becomes a Lender.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

         (b)   Participations.  Each Lender may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of the Borrower, the
Agent or any other Lender.  In the event of any such grant by a Lender of a participation, such Lender's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, and the Borrower, the Agent and the other Lenders may continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations thereunder.  A Lender may not grant to any holder of a participation the right to require such Lender to take or omit to take any action under the Loan Documents, except that a Lender may grant to any such holder the right to require such holder's consent to (i) reduce the principal of or the rate of interest on such Lender's
Loans or the fees payable to such Lender hereunder, (ii) postpone any date fixed for any payment of principal of or interest on  such Lender's Term Loans or the fees payable to such Lender hereunder, (iii) permit the
Borrower to assign any of its obligations under the Loan Documents to any other Person, or (iv) release any
Collateral from the Security Interest except as required or contemplated by the Loan Documents.  No holder of a participation shall have any rights whatsoever directly against the Borrower.

Section 9.10   Governing Law.  The rights and duties of the Borrower, the Agent and the Lenders under this
Agreement and the Notes (including matters relating to the Maximum Permissible Rate), and the other Loan
Documents, shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York (as opposed to conflict of law provisions), including all matters of construction, validity and performance.

Section 9.11   Judicial Proceedings; Waiver of Jury Trial.  (a)  Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District
of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this
Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

         (b)      Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c)      Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01(a).  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         THE BORROWER, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING
ANY LOAN DOCUMENT RELATED CLAIM.

Section 9.12   Judgment Currency.  If in connection with determining the amount of a judgment to be rendered in a currency other than Dollars (a "Foreign Currency"), it is necessary to convert a sum payable by the Borrower to an Indemnified Person under the Loan Documents in Dollars into such Foreign Currency, then, unless another rate of exchange is required under Applicable Law, the rate of exchange used shall be the Agent's spot rate of exchange in New York on the Business Day preceding the day on which final judgment is to be rendered.  The obligations of the Borrower in respect of any such sum payable by it to such Indemnified Person under the Loan
Documents in Dollars shall, notwithstanding any such judgment in such Foreign Currency, be discharged only to the extent that on the Business Day following actual receipt by such Indemnified Person of the amount of the judgment in such Foreign Currency, such Indemnified Person is able to purchase Dollars in New York with such sum of
Foreign Currency, whether or not at the Agent's spot rate of exchange.  As a separate obligation and notwithstanding any such judgment, the Borrower shall pay to such Indemnified Person on demand in Dollars any difference between the amount originally payable by the Borrower to such Indemnified Person in Dollars and the amount of Dollars that may be so purchased.  In the event that the amount that may be so purchased exceeds the amount originally payable, such Indemnified Person shall promptly remit such excess to the Borrower.

Section 9.13   Limitation Of Liability.  NEITHER THE PARTIES HERETO NOR ANY OTHER INDEMNIFIED PERSON SHALL
HAVE ANY LIABILITY WITH RESPECT TO, AND EACH PARTY HERETO AND EACH OTHER INDEMNIFIED PERSON HEREBY WAIVES,
RELEASES AND AGREES NOT TO SUE FOR, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL, AND, TO THE EXTENT PERMITTED UNDER
APPLICABLE LAW, PUNITIVE, DAMAGES SUFFERED IN CONNECTION WITH ANY LOAN DOCUMENT RELATED CLAIM.

Section 9.14   Severability of Provisions.  Any provision of the Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction.  To the extent permitted by Applicable Law, the
Borrower hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

Section 9.15   Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

Section 9.16   Survival of Obligations.  Except as otherwise expressly provided therein, the rights and obligations of the Borrower, the Agent, the Lenders and the other Indemnified Persons under the Loan Documents shall survive the Repayment Date and the termination of the Security Interest.

Section 9.17   Entire Agreement.  This Agreement and the Notes embody the entire agreement among the Borrower, the Agent and the Lenders relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

Section 9.18   Successors and Assigns.  All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.19   Registered Notes.  A Lender that is a Non-US Lender and that has complied with Section
1.13(a)(iii)(A)(1) may have its Notes issued as Registered Notes, and for this purpose the Borrower shall cause to be maintained a Register.  Once issued, Registered Notes may not be exchanged for Notes that are not Registered
Notes and the ownership of Registered Notes, and of the Loans evidenced thereby, may be transferred only in accordance with the provisions of Section 9.09(a)(ii)(E).

Section 9.20   No Fiduciary Relationship Established By Loan Documents.  The relationship between the Borrower and the Lenders is that of DEBTOR and CREDITOR.  The Loan Documents are not intended to, and do not, establish a
FIDUCIARY relationship, nor does a FIDUCIARY relationship otherwise exist, between the Borrower on the one hand, and Agent and the Lenders, on the other hand.  The parties hereto have dealt at arm's length in negotiating the
Loan Documents.

Section 9.21   Section 1110 Compliance.  Notwithstanding any provision herein or elsewhere contained to the contrary, it is understood and agreed among the parties hereto that the transactions contemplated by this
Agreement and the other Loan Documents are expressly intended to be, shall be and should be construed so as to be, entitled to the full benefits of 11 U.S.C. Section 1110, as amended from time to time, and any successor provision thereto.

Section 9.22   Confidentiality.  Except to the extent otherwise required by applicable law or, as required to be filed publicly with the Securities and Exchange Commission, or unless the Borrower, the Lenders and the Agent shall otherwise consent in writing, each party to this Agreement agrees to maintain the confidentiality of this
Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Indemnified Person and not to disclose, deliver or otherwise make available to any third party (other than its prospective successors and permitted assignees and its or such prospective successor's or permitted assignee's directors, officers, employees, insurance consultants, rating agencies, agents, accountants, counsel or other advisors or to bank examiners or other regulatory personnel, in each case, on a confidential basis) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto)
except to an Indemnified Person.

         None of the Borrower, the Agent, or any of their respective Affiliates shall issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Loan Documents without the prior written consent of the other (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by applicable law, in which case the parties shall consult with each other prior to the issuance of such news release or public announcement.

Section 9.23   Covenants of the Agent and Lenders.  (a)  Quiet Enjoyment.  The Agent and each Lender each agrees that neither it nor any of its Affiliates, nor anyone acting on behalf of any such Person will interfere in the Borrower's quiet enjoyment of the Aircraft so long as no Event of Default shall have occurred and be continuing.

         (b)   Lender Liens.  The Agent and each Lender hereby severally covenants and agrees with each of the other parties hereto that so long as (i) it remains the Agent or a Lender, as the case may be, and
(ii) the Lien of the Mortgage on the Aircraft has not been released in accordance with the terms of the Loan
Documents, it will (x) take such action as may be necessary to discharge any Lender Liens, if any, on the
Aircraft attributable to it or any of its Affiliates and (y) indemnify and hold harmless the other parties hereto from and against any loss, cost or expense which may be suffered or incurred by any such Person as a result of its failure to discharge and satisfy any such Lender Lien.

         (c)   Transfer Restrictions.  Each Lender covenants that (notwithstanding anything herein or in any other Loan Document to the contrary) it will not transfer its Notes or any interest under any of the Loan
Documents unless the transferee makes the representations and warranties contained in Section 9.24.

Section 9.24   Lenders' Representations and Warranties.  Each Lender severally represents and warrants to each of the other Parties hereto, as of the date hereof and as of each Delivery Date that:

         (a)      it is s acquiring its Notes in the ordinary course of its business and it has no present intention of distributing or reselling any interest to be acquired by it hereunder or under any of the other
Loan Documents or any part thereof in violation of the Securities Act of 1933, as amended; and

         (b)      no part of the funds to be used by it to purchase or fund, as the case may be, its Notes or its interest under any of the Loan Documents constitutes plan assets of an employee benefit plan which is subject to ERISA and/or subject to Section 4975 of the United States Internal Revenue Code of 1986, as
amended.  As used in this Section 9.24(b), the term "plan assets" shall have the meaning assigned to such term under ERISA and the regulations promulgated thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                                     FRONTIER AIRLINES, INC.

                                                     By
                                                          Name:
                                                          Title:

                                                     CREDIT AGRICOLE INDOSUEZ,
                                                     as Agent and as a Lender

                                                     By
                                                          Name:
                                                          Title:

                                                     Agreement Date:

                                                     DVB BANK AG,
                                                     as a Lender

                                                     By
                                                          Name:
                                                          Title:

                                                     LILIENTHAL CAPITAL CORP.,
                                                     as a Lender

                                                     By
                                                          Name:
                                                          Title:

                                                   ANNEX A

Lenders, Lending Offices
and Notice Addresses                                           Commitment
Credit Agricole Indosuez                                           $[***]
Domestic Lending Office:
Credit Agricole Indosuez
666 Third Avenue
New York, NY 10017-4011
Attention:        Head of Aerospace Group
Telephone:        (646) 658-2157
Facsimile:        (646) 658-2151
Eurodollar Lending Office:
Same as above
Notice Address:
Credit Agricole Indosuez
666 Third Avenue
New York, NY 10017-4011
Attention:        Head of Aerospace Group
Telephone:        (646) 658-2157
Facsimile:        (646) 658-2151

With a copy to (for administrative notices)

Credit Agricole Indosuez
55 East Monroe, 47th floor
Chicago, Illinois 60603 - USA

Primary contacts: Kathy Lasky, Loan Administrator; Julie
Ferrer,  Senior Loan Administrator
Telephone:             (312) 917-7545/(312)917-7421
Facsimile:             (312) 372-3848

Backup: Karen Bergstrom, AVP Administrative Services
Telephone:             (312) 917-7420
Facsimile:             (312) 372-3848
Payment Details:
Bank:    Citibank, New York
Acct No.: [***]
For credit to:    Credit Agricole Indosuez Chicago
Branch - CAI-CAP
ABA No.:  [***]
SWIFT No.: [***]
Ref:                 Frontier Airlines Inc.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

Lenders, Lending Offices
and Notice Addresses                                           Commitment
DVB BANK AG                                                        $[***]
Domestic Lending Office:
DVB Bank AG
London Branch
80 Cheapside
London, EC2V 6EE
ENGLAND
Attention:           Loan Administration
Telephone: +44 20 7618 9600
Facsimile:  +44 20 7618 9652
Eurodollar Lending Office:
Same as above
Notice Address:
DVB Bank AG
New York Representative Office
609 Fifth Avenue
New York, NY  10017-1021
Attention: Christian Wulf
Telephone: (212) 588-8864
Facsimile:  (212) 588-8936 or 8937

With a copy to

DVB Bank AG
London Branch
80 Cheapside
London, EC2V 6EE
ENGLAND
Attention:           Loan Administration
Telephone: +44 20 7618 9600
Facsimile:  +44 20 7618 9652
Payment Details:
Bank:  HSBC Bank, New York
ABA:   [***]
Swift:     [***]
Account No:    [***]
Account Name:     DVB Bank AG, Frankfurt
Reference:For attn. DVB London (3016651)

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

Lenders, Lending Offices
and Notice Addresses                                           Commitment
Lilienthal Capital Corp.                                           $24,000,000
Domestic Lending Office:
Lilienthal Capital Corp.
c/o Global Securitization Services
114 West 47th Street, Suite 1715
New York, NY 10036
Attn: Kevin Burns
Telephone:  (212) 302-8330
Facsimile: (212) 302-8767

Eurodollar Lending Office:
Same as above
Notice Address:
Lilienthal Capital Corp.
c/o Global Securitization Services
114 West 47th Street, Suite 1715
New York, NY 10036
Attn: Kevin Burns
Telephone:  (212) 302-8330
Facsimile: (212) 302-8767

with a copy to:

Bayerische Hypo-und Vereinsbank AG, New York Branch
150 East 42nd Street
New York, NY 10017
Attn:    Evelyn Moesch Clarke
Telephone:        (212) 672-5870
Facsimile:        (212) 672-5593

and
Attn:    Michael Trentzsch, Aircraft Finance
Telephone:        (212) 672-5834
Facsimile:        (212) 672-5516

Payment Details:
Banker's Trust Co. NY
ABA: [***]
A/C Name: Lilienthal Capital Corp.
A/C#: [***]
Re: Frontier Airlines 2002

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

                                                                                  Schedule 1.02

                                                NOTICE OF BORROWING

[Name and address
of Agent in accordance with
Section 9.01(a)(ii)]

Date:

Gentlemen:

         Reference is made to the Secured Credit Agreement, dated as of __________, 2002, among Frontier
Airlines, Inc., the lenders listed on the signature pages thereof and Credit Agricole Indosuez, as Agent
(the "Secured Credit Agreement").  The undersigned hereby gives notice pursuant to Section 1.02 of the
Secured Credit Agreement of its request to have the following Loan made to it on the Delivery Date:

                  Type of Loan1                                    Amount

         [Please disburse the proceeds of the Loan by [insert requested method of disbursement]]

         The Delivery Date for the Aircraft specified below is: _____________

                  (i)   Airframe:  One (1) Airbus Model A319-100 aircraft, U.S. Registration
                  No. ________; manufacturer's serial no. ________; and

                  (ii)   Engines:  Two (2) CFM International, Inc. Model CFM56-5B5 engines bearing, respectively, manufacturer's serial nos. ________ and ________ (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

         [The undersigned hereby requests pursuant to Section 1.03(c)(iii) of the Secured Credit Agreement that the Eurodollar Rate Loan of the Type herein specified be converted on the date which is the Payment Date for such
Eurodollar Rate Loan closest the second anniversary of the Delivery Date into the following Fixed Rate Loan:]

                  Type of Loan1                             Conversion Payment Date

         The undersigned both individually and on behalf of the Borrower, represents and warrants that (a) the borrowing requested hereby complies with the requirements of the Secured Credit Agreement and (b) except to the extent set forth on Annex A hereto, (i) each Loan Document Representation and Warranty is true and correct at and as of the date hereof and (except to the extent the undersigned gives notice to the Lenders to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loan) will be true and correct at and as of the time the Loan is made, in each case both with and without giving effect to the Loan and the application of the proceeds thereof, (ii) no Default has occurred and is continuing as of the date hereof or would result from the making of the Loan or from the application of the proceeds thereof if the Loans were made on the date hereof, and (except to the extent the undersigned gives notice to the Lenders to the contrary prior to 5:00 p.m. on the Business Day before the requested date for the making of the Loan) no Default will have occurred and be continuing at the time the Loans is to be made or would result from the making of the Loan or from the application of the proceeds thereof, and (iii) no Event of Loss (or event which with the passage of time would become an Event of Loss) with respect to the Airframe or any Engine to be financed by the Loan requested hereunder.

                                                     FRONTIER AIRLINES, INC.

                                                     By
                                                          Name:
                                                          Title:

1.  Be sure to specify the duration of the Interest Period (e.g., three/six-months).

                                                                                  Schedule 1.03(c)(iv)

                                               NOTICE OF CONVERSION

[Name and address
of Agent in accordance with
Section 9.01(a)(ii)]

Date:

Gentlemen:

         Reference is made to the Secured Credit Agreement, dated as of __________, among Frontier Airlines,
Inc., the lenders listed on the signature pages thereof and Credit Agricole Indosuez, as Agent (the "Secured
Credit Agreement").  The undersigned hereby gives notice pursuant to Section 1.03(c)(iv) of the Secured Credit
Agreement of its desire to convert the Eurodollar Rate Loans specified below into Fixed Rate Loans of the Types and in the amounts specified below on [insert Payment Dates on which conversions are to occur]:

                                      Conversion
Current Eurodollar Rate Loan1   Payment Date   Amount  To be Converted into Fixed Rate Loan1

         The undersigned represents and warrants that the conversions requested hereby comply with the requirements of the Secured Credit Agreement.

                                                     FRONTIER AIRLINES, INC.

                                                     By
                                                          Name:
                                                          Title:

1.   Be sure to specify the duration of the Interest Period (e.g., three/six-months).

                                                                                  Schedule 1.05(a)

                                               NOTICE OF PREPAYMENT

[Name and address
of Agent in accordance with
Section 9.01(a)(ii)]

Date:

Gentlemen:

         Reference is made to the Secured Credit Agreement, dated as of _____________, among Frontier Airlines,
Inc., the lenders listed on the signature pages thereof and Credit Agricole Indosuez, as Agent (the "Secured
Credit Agreement").  The undersigned hereby gives notice pursuant to Section 1.05(a) of the Secured Credit
Agreement that it will prepay the Loans specified below on [insert Payment Dates of prepayment]:

Current
Type of Loan1                        Prepayment Payment Date            Amount

         The undersigned represents and warrants that the prepayment requested hereby complies with the requirements of the Secured Credit Agreement.

                                                     FRONTIER AIRLINES, INC.

                                                     By
                                                          Name:
                                                          Title:

1.   Be sure to specify the duration of the Interest Period (e.g., three/six-months).

                                                                                  Schedule 1.13(a)(iii)

Non-US Lender Certificate
Frontier Airlines, Inc.
Credit Agricole Indosuez

Gentlemen:

         Reference is made to the Secured Credit Agreement, dated as of __________, among Frontier Airlines,
Inc., the lenders listed on the signature pages thereof and Credit Agricole Indosuez, as Agent (the "Secured
Credit Agreement").  Terms used herein that are defined in such Secured Credit Agreement are used with the meanings therein ascribed to them.

         The undersigned hereby (a) certifies to the Borrower and the Agent that (i) it is a Non-US Lender and
(ii) is entitled to submit an Internal Revenue Service Form W-8BEN and (b) agrees to indemnify and defend the
Borrower and the Agent from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, and expenses of any kind arising out of, resulting from, or in any way connected with the certification made pursuant to clause (a) being incorrect.

                                                     Very truly yours,

                                                     [Lender]

                                                     By:
                                                          Name:
                                                          Title:

                                                                                  Schedule 2.01(a)(i)

                                               [NAME OF THE COMPANY]

                                        CERTIFICATE AS TO RESOLUTIONS, ETC.

         I, __________, [Assistant] Secretary of [name of Company], a __________ corporation (the "Company"), hereby certify, pursuant to Section 2.01(a)(i) of the Secured Guaranteed Credit Agreement dated as of __________,
2002 among Frontier Airlines, Inc., the lenders listed on the signature pages thereof and Credit Agricole
Indosuez, as Agent, that:

         1.       The below named persons have been duly elected (or appointed) and have duly qualified as, and on this day are, officers of the Company holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

Name                                  Office                           Signature
[Insert names and offices of
persons authorized to sign the Loan
Documents to which the Company is a
party and any related documents]
         2.       Attached as Annex A is a true and correct copy of resolutions duly adopted by [unanimous written consent of] the Board of Directors of the Company.  Such resolutions have not been amended, modified or revoked and are in full force and effect on the date hereof.

         3.       [List Loan Documents to which the Company is a party], in each case as executed and delivered on behalf of the Company, are in the forms thereof approved by [unanimous written consent of] the Board of
Directors of the Company.

         4.       Attached as Annex B is a true and correct copy of the Articles of Incorporation of the Company as in effect on __________, 2002 and at all subsequent times to and including the date hereof.

         5.       Attached as Annex C is a true and correct copy of the Bylaws of the Company as in effect on
__________, 2002 and at all subsequent times to and including the date hereof.

         IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 2002.

                                                          [Assistant] Secretary

         I, __________, [title] of the Company, hereby certify that [name of the above [Assistant] Secretary] has been duly elected or appointed and has been duly qualified as, and on this day is, [Assistant] Secretary of the
Company, and the signature in paragraph 1 above is his genuine signature.

         IN WITNESS WHEREOF, I have signed this certificate this __ day of __________, 2002.

                                                          [Title]

                                                                                  Schedule 5.01(c)

                                              FRONTIER AIRLINES, INC.

                                CERTIFICATE AS TO FINANCIAL STATEMENTS AND DEFAULTS

         I, __________, [Chief Financial Officer] of Frontier Airlines, Inc., a Colorado corporation (the
"Borrower"), hereby certify, pursuant to Section 5.01(b) of the Secured Credit Agreement dated as of __________,
20__ among the Borrower, the lenders listed on the signature pages thereof and Credit Agricole Indosuez, as
Agent, that:

         1.       The accompanying [unaudited]1 consolidated and consolidating financial statements of the
Borrower and the Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period]2 ending __________, 20__, are complete and correct and present fairly, in accordance with Generally
Accepted Accounting Principles (except for changes therein or departures therefrom described below that have been approved in writing by Messrs. __________, the Borrower's current independent certified public accountants), the consolidated and consolidating financial position of the Borrower and the Consolidated Subsidiaries as at the end
of such [fiscal year][quarterly period]2, and the consolidated and consolidating results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of
[fiscal year][such quarterly period]2, in each case on the basis presented [and subject only to normal yearend auditing adjustments]1.

         2.       (a)  The changes in and departures from Generally Accepted Accounting Principles are as follows:

         [                 ]

All such changes have been approved in writing by Messrs.  __________.

                  [[(b)  Attached as Annex A are [unaudited]1 consolidated and consolidating financial statements of the Borrower and the Consolidated Subsidiaries as at __________ and for the [fiscal year][quarterly accounting period]2 ending __________, 20__, which have been prepared in accordance with Generally Accepted Accounting
Principles without giving effect to the changes referred to in Paragraph 2(a) of this Certificate or any previous
Certificate.  Such financial statements are complete and correct and present fairly, in accordance with Generally
Accepted Accounting Principles, the consolidated and consolidating financial position of the Borrower and the
Consolidated Subsidiaries as at the end of such [fiscal year][quarterly period]2, and the consolidated and consolidating results of operations and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ending with the last day of such [fiscal year][quarterly period]2, in each case on the basis presented [and subject only to normal yearend auditing adjustments]1.]3]

         3.       Based on an examination sufficient to enable me to make an informed statement, to the best of my knowledge, no Default exists, including, in particular, any such arising under the provisions of Article 4, except the following [annual certificate only.]:

[If none such exist, insert "None"; if any do exist, specify the same by Section, give the date the same occurred, and the steps being taken by the Borrower or a Subsidiary with respect thereto.]

Dated:  ______________________

                                                       [Chief Financial Officer]

1.   Include only in the case of a certificate to be delivered with respect to quarterly financial statements.

2.   Include first alternative in the case of a certificate to be delivered with respect to year-end financial statements; include second alternative in the case of a certificate to be delivered with respect to quarterly financial statements.

3.   Paragraph (b) should be included in, and Annex A attached to, the Certificate only if changes from Generally
     Accepted Accounting Principles are specified in Paragraph 2(a) of this or any previous Certificate.

                                                                                  Schedule 9.09(a)

                                               NOTICE OF ASSIGNMENT

[Name and address
of Borrower in accordance with
Section 9.01(a)(ii)]

[Name and address
of Agent in accordance with
Section 9.01(a)(ii)]

Date:

Gentlemen:

         Reference is made to the Secured Credit Agreement, dated as of __________, among Frontier Airlines,
Inc., the lenders listed on the signature pages thereof and Credit Agricole Indosuez, as Agent (the "Secured
Credit Agreement").  The undersigned hereby give notice pursuant to Section 9.09(a) of the Credit Agreement that
[name of Assignor] [(the "Assignor")]1 has made the following assignment to [name of Assignee] [(the
"Assignee")]2:

                  Rights and Obligations
                  Assigned:

                  Effective Date of
                  Assignment:

         [The Assignee's Lending Offices and address for notices are as follows:

                  Domestic Lending Office:

                  Eurodollar Lending Office:

                  Notice Address:]3

         [The Assignor hereby requests that [the Borrower and] [the Agent] consent to the assignment described above by signing a copy of this letter in the space provided below and returning it to the Assignor.  Such consent shall release the Assignor from all of the obligations described above as having been assigned to the
Assignee.]4

                                                     [NAME OF ASSIGNOR]

                                                     By
                                                          Name:
                                                          Title:

                                                          [NAME OF ASSIGNEE]

                                                     By
                                                          Name:
                                                          Title:

[Assignment and release consented to:]4

FRONTIER AIRLINES, INC.

By
     Name:
     Title:

CREDIT AGRICOLE INDOSUEZ,
as Agent

By
     Name:
     Title:

1.   Include definition if Footnote 4 material is to be included.

2.   Include definition if Footnote 3 or Footnote 4 material is to be included.

3.   Omit if the Assignee is a Lender.

4.   Include the appropriate portion of the bracketed provision if (i) the Assignor desires to be released from the assigned obligations, (ii) the consent of the Borrower and/or the Agent is required for such release and (iii) the Assignor has not otherwise obtained such consents.

                                                                                            EXHIBIT A

                                              FRONTIER AIRLINES, INC.

                                                  PROMISSORY NOTE

                                                                                 _______________, 20__

No. __
US$ ______________________

         FOR VALUE RECEIVED, FRONTIER AIRLINES, INC. (the "Borrower") hereby promises to pay to the order of
__________ (the "Lender"), for the account of its applicable Lending Office, the principal amount of
___________________________ ($________________) (the "Term Loan"), in principal installments on the Payment
Dates and in the amounts set forth on Schedule 1 hereto, and to pay interest on the outstanding principal amount of the Term Loan on such Payment Dates at the rates specified in Section 1.03 of the Credit Agreement referred to below.  All payments due to the Lender hereunder shall be made to the Lender at the place, in the type of money and funds and in the manner specified in Section 1.11 of such Credit Agreement.

         Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, the Term Loan of the Lender and each payment, with respect thereto.

         Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

         This Promissory Note evidences the Term Loan made under, and is entitled to the benefits of, the
Secured Credit Agreement, dated as of __________, 2002, among the Borrower, the lenders listed on the signature pages thereof and Credit Agricole Indosuez, as Agent, as the same may be amended or supplemented from time to time. Reference is made to such Secured Credit Agreement, as so amended or supplemented, for provisions relating to the prepayment and the acceleration of the maturity hereof.  This Promissory Note is also entitled to the benefits of the Mortgage, the Mortgage Supplements, the Consent and Agreements and
the Engine Consent and Agreements.

         This Promissory Note shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         [This is a Registered Note, and it and the Term Loan evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and compliance with the other requirements provided for in the Secured Credit Agreement.]

         IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be executed by its duly authorized officer all as of the day and year first above written.

                                                          FRONTIER AIRLINES, INC.

                                                     By
                                                          Name:
                                                          Title:

                                               SCHEDULE I
                                                   TO
                                          FRONTIER AIRLINES, INC.

                                             PROMISSORY NOTE

                                          _______________, 20__

Delivery Date:

                                                  Principal
Payment No.          Payment Date                Installment            Outstanding
                                                    Amount                Balance

                     Delivery Date
       1
       2
       3
       4
       5
       6
       7
       8
       9
      10
      11
      12
      13
      14
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
      32
      33
      34
      35
      36
      37
      38
      39
      40
      41
      42
      43
      44
      45
      46
      47
      48

                                                       GRID

                                                  PROMISSORY NOTE

                                                         Amount of                    Notation
Date                      Amount of Loan              Principal Repaid                 Made By

                                                                                            EXHIBIT B

                                    SECURED CREDIT AGREEMENT SUPPLEMENT NO. ___

         SECURED CREDIT AGREEMENT SUPPLEMENT NO. __, dated ______________ between FRONTIER AIRLINES, INC., a
Colorado corporation, as Borrower, the LENDERS, and CREDIT AGRICOLE INDOSUEZ, as Agent.

         WHEREAS, the Borrower has heretofore executed and delivered the Secured Credit Agreement dated as of
__________ __, 2002 between the Borrower, the Lenders and the Agent (the "Secured Credit Agreement"), which
Secured Credit Agreement provides, among other things, for the execution and delivery from time to time of
Secured Credit Agreement Supplements, each substantially in the form hereof, for the purpose of financing the
Loans of one or more Aircraft as and when requested by the Borrower in accordance with the terms thereof; and

         WHEREAS, the Secured Credit Agreement relates, among other things, to the Aircraft specifically described below;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders hereby agree as follows (with capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in Appendix X):

         The Loan to be made by the Lenders for the financing of the Aircraft identified below is
$______________.  On the Delivery Date for such Aircraft, each Lender will make available to the Borrower its Term Loan in respect of such Aircraft and the Borrower will become obligated to repay such Term Loans as provided in the Secured Credit Agreement in the aggregate principal amounts and on the Payment Dates as set forth in Schedule 1 to this Secured Credit Agreement Supplement, together with interest on the aggregate unpaid principal amount thereof from time to time outstanding in accordance with Section 1.03 of the Secured
Credit Agreement.

                  (i)   Airframe:  One (1) Airbus Model A319-111 aircraft, U.S. Registration
                  No. ________; manufacturer's serial no. ________; and

                  (ii)   Engines:  Two (2) CFM International, Inc. Model CFM56-5B5/P engines bearing, respectively, manufacturer's serial nos. ________ and ________ (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

         This Secured Credit Agreement Supplement shall be construed as supplemental to the Secured Credit
Agreement and shall form a part thereof, and the Secured Credit Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

         This Secured Credit Agreement Supplement shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York, including all matters of construction, validity and performance.

         This Secured Credit Agreement Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

                                      [This space intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Secured Credit Agreement Supplement to be executed by their duly authorized officers all as of the day and year first above written.

                                                     FRONTIER AIRLINES, INC.

                                                     By
                                                          Name:
                                                          Title:

                                                     CREDIT AGRICOLE INDOSUEZ,
                                                     as Agent and as a Lender

                                                     By
                                                          Name:
                                                          Title:

                                                     DVB BANK AG,
                                                     as a Lender

                                                     By
                                                          Name:
                                                          Title:

                                                     LILIENTHAL CAPITAL CORP.,
                                                     as a Lender

                                                     By
                                                          Name:
                                                          Title:

                                                    SCHEDULE I
                                                        TO
                                    SECURED CREDIT AGREEMENT SUPPLEMENT NO. ___

Delivery Date:

                                                   Principal
Payment No.          Payment Date                Installment            Outstanding
                                                    Amount                Balance

       1
       2
       3
       4
       5
       6
       7
       8
       9
      10
      11
      12
      13
      14
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
      32
      33
      34
      35
      36
      37
      38
      39
      40
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      42
      43
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      46
      47
      48